File Nos. 33-66088
                                                                        811-7878
                                   Washington, D.C. 20549

                                          FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

      Pre-Effective Amendment No.                                       [_]


      Post-Effective Amendment No. 12                                   [X]


                                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]


      Amendment No. 12                                                  [X]


                              (Check appropriate box or boxes.)

                              Dreyfus LifeTime Portfolios, Inc.
                     (Exact Name of Registrant as Specified in Charter)


            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York       10166
            (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


            immediately upon filing pursuant to paragraph (b)
      ----
       X    on     February 1, 2001      pursuant to paragraph (b)
               -------------------------
      ----


            60 days after filing pursuant to paragraph (a)(i)
      ----
            on     (date)      pursuant to paragraph (a)(i)
               ---------------
      ----
            75 days after filing pursuant to paragraph (a)(ii)
      ----
            on     (date)      pursuant to paragraph (a)(ii) of Rule 485
               ---------------
      ----

If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----




Dreyfus
LifeTime
Portfolios, Inc.

A series of asset management portfolios
for a range of investor needs


PROSPECTUS February 1, 2001


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 Contents

                                  THE PORTFOLIOS
-----------------------------------------------------------------
Each portfolio's
investment approach,         1    Introduction
risks, performance,
expenses and related         2    Income Portfolio
information
                             6    Growth and Income Portfolio


                            12    Growth Portfolio

                            18    Management

                            20    Financial Highlights


                                  YOUR INVESTMENT
--------------------------------------------------------------------


Information                 26    Account Policies
for managing your
fund account                29    Distributions and Taxes

                            30    Services for Fund Investors

                            32    Instructions for Regular Accounts

                            34    Instructions for IRAs


                                  FOR MORE INFORMATION
-------------------------------------------------------------------------------

 Where to learn more             INFORMATION ON EACH PORTFOLIO'S RECENT
 about this and other            STRATEGIES AND HOLDINGS CAN BE FOUND IN THE
 Dreyfus funds                   CURRENT ANNUAL/SEMIANNUAL REPORT
                                 (SEE BACK COVER).



                                                                 The Portfolios

Dreyfus LifeTime Portfolios, Inc. consists of three separate portfolios offering a range of investment approaches: from more conservative to moderate to more aggressive.

While all of the portfolios typically invest in stocks and bonds, each one allocates its assets among those investments in a distinct way. The portfolios use the allocations shown below as a point of reference in making their management decisions. The actual makeup of each portfolio will vary over time, as the portfolio manager adjusts the asset mix in an effort to take advantage of misvaluations.

In deciding when and how much of a portfolio's assets to shift among asset classes, the portfolio manager uses proprietary computer models to assess the relative value of stock and bond prices across different markets.

In selecting securities for each portfolio, the manager attempts to approximate the investment characteristics of designated benchmark indexes with respect to each asset class, but with expected returns that exceed the benchmark. The portfolio manager may actively select stocks or bonds after considering variables including price/earnings ratios, interest rate levels and the yield curve slope. To efficiently maintain exposure to selected asset class benchmarks, the portfolios also may use futures contracts as a substitute for holding the securities that make up the relevant benchmark index.

In choosing among the portfolios, your decision may depend on your goals, time frame and risk tolerance. All portfolios offer a diversified investment mix and the asset allocation expertise of a professional portfolio manager.

Typical portfolio allocations

                               MORE CONSERVATIVE
[Exhibit A]
Cash 10.0%

Bonds  67.5%

Stocks  22.5%

                               INCOME PORTFOLIO
[Exhibit B]
Stocks  50%

Bonds  50%

                          GROWTH AND INCOME PORTFOLIO
[Exhibit C]
Stocks  80%

Bonds 20%

                               GROWTH PORTFOLIO

                                MORE AGGRESSIVE

                                                                  Introduction 1

[Page 1]




                                                               Income Portfolio
                                             ----------------------------------
                                        Ticker Symbols:   Investor shares DLIXX
                                                        Restricted shares DLIRX

GOAL/APPROACH

The portfolio seeks maximum current income. Capital appreciation is a secondary goal. To pursue these goals, it typically invests in a mix of bonds, stocks and money market instruments, all of which are U.S. securities. Normally, the portfolio's asset mix is approximately 67.5% in investment grade bonds (or the unrated equivalent as determined by Dreyfus), 22.5% in stocks of large companies (those whose total market value is more than $1.4 billion) and 10% in cash.

The portfolio manager selects securities from each asset class for the portfolio which, in the aggregate, have approximately the same investment characteristics as those of the Lehman Brothers Intermediate Government/Corporate Bond Index for the portfolio's bond investments and the S&P 500((reg.tm.)) Index for its stock investments, with expected returns equal to or better than that of the benchmark index. The Lehman Brothers Intermediate Government/Corporate Bond Index is composed of approximately 5,000 fixed-income securities, including investment grade corporate bonds and U.S. government securities, with average outstanding market values of more than $600 million and maturities of less than 10 years and greater than one year. The S&P 500 Index is composed of 500 stocks, most of which are large-cap stocks listed on the New York Stock Exchange. The portfolio may invest directly in securities comprising the relevant index or use derivatives whose performance is tied to the benchmark index.



Concepts to understand


BOND RATING: a ranking of a bond's quality, based on its ability to pay interest and repay principal. Bonds are rated from a high of AAA or Aaa (highly unlikely to default) through a low of D (companies already in default).

INVESTMENT GRADE BONDS: bonds rated BBB or Baa or above by nationally recognized rating agencies are considered investment grade.

2
[Page 2]



MAIN RISKS


Because bonds and stocks fluctuate in price, the value of your investment in the portfolio will go up and down, and you could lose money.

Prices of bonds tend to move inversely with changes in interest rates. Bond prices also may be hurt by declines in the financial condition of the issuer. Stocks, while typically a smaller portion of the portfolio, tend to be more volatile than bonds, and could cause sudden drops in share price.

The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the portfolio will be affected by its asset allocation. The portfolio's performance may be lower than that of stock-oriented investments during periods when stocks outperform bonds.

Under adverse market conditions, the portfolio could invest more than 10% of its net assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any market upswing. During such periods, the portfolio may not achieve its investment objective.




Other potential risks

The portfolio, at times, may invest in derivative securities, such as options and futures, primarily to provide an efficient means of achieving the portfolio's target exposure to an asset class; however, such practices sometimes may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the portfolio's performance.

The portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the portfolio's gains or losses.

                                                              Income Portfolio 3
[Page 3]


INCOME PORTFOLIO (CONTINUED)

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's Investor shares performance from year to year. The table compares the portfolio's average annual total return for each share class to that of the Lehman Brothers Intermediate Government/Corporate Bond Index, a widely recognized unmanaged index of bond market performance, and a customized blended index prepared by Dreyfus*. Of course, past performance is no guarantee of future results.

                        --------------------------------------------------------


Year-by-year total return AS OF 12/31 EACH YEAR (%)

INVESTOR SHARES




                                   6.84   11.85   11.74   3.78    4.21
91     92     93     94     95     96     97      98      99      00


BEST QUARTER:                                 Q2 '97         +5.78%

WORST QUARTER:                                Q3 '99         -0.73%
                        --------------------------------------------------------


Average annual total return AS OF 12/31/00



                                                                                                                      Since
                                                                                                                    inception
                                                                                        1 Year         5 Years       (3/31/95)
------------------------------------------------------------------------------------------------------------------------------------


INVESTOR SHARES                                                                          4.21%          7.63%          8.68%

RESTRICTED SHARES                                                                        4.48%          7.89%          8.95%

LEHMAN BROTHERS
INTERMEDIATE GOVERNMENT/
CORPORATE BOND INDEX                                                                    10.12%          6.11%          7.14%

CUSTOMIZED
BLENDED INDEX                                                                            5.40%          9.01%         10.13%

*    THE CUSTOMIZED BLENDED INDEX COMBINES THE PERFORMANCE OF SEVERAL UNMANAGED
     INDEXES IN WEIGHTS REFLECTING THE BASELINE PERCENTAGES OF THE PORTFOLIO'S
     INVESTMENT IN STOCKS AND BONDS.





What this portfolio is --
and isn't

This portfolio is a mutual fund:
a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goals, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

4

[Page 4]



EXPENSES

As  an  investor,  you  pay  certain  fees  and  expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of fund assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table




                                              Investor         Restricted
                                               shares            shares
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fee                                     0.60%            0.60%

Shareholder services fee                           0.25%            none


Other expenses                                     0.20%            0.16%

                        --------------------------------------------------------
TOTAL                                              1.05%            0.76%


                        --------------------------------------------------------


Expense example

                                                      1 Year         3 Years        5 Years        10 Years
 --------------------------------------------------------------------------------------------------------------------


INVESTOR SHARES                                         $107           $334           $579         $1,283

RESTRICTED SHARES                                        $78           $243           $422           $942




                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you  sold  your  shares  at  the end of a period or kept
                        them. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of its operations.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                              Income Portfolio 5
[Page 5]




                                                     Growth and Income Portfolio
                                              ----------------------------------
                                        Ticker Symbols:    Investor shares DGIIX
                                                         Restricted shares DGIRX

GOAL/APPROACH

The portfolio seeks maximum total return (capital appreciation plus current income). To pursue this goal, it typically invests in a mix of stocks and bonds. The portfolio's typical asset mix is 50% in stocks and 50% in investment grade bonds (or the unrated equivalent as determined by Dreyfus). Depending on market and economic conditions, the actual mix of stocks to bonds may range from 35%/65% to 65%/35%. The portfolio may invest up to 15% of its net assets in foreign securities.


In allocating assets between stocks and bonds, the portfolio manager assesses the relative return and risk of each asset class using a model which analyzes several factors, including interest-rate-adjusted price/earnings ratio, the valuation and volatility levels of stocks relative to bonds, and other economic factors, such as interest rates.


The portfolio typically invests approximately 80% of its stock allocation in stocks of large-capitalization companies (those whose total market value is more than $1.4 billion) and the remaining 20% in stocks of small-capitalization companies.



Concepts to understand

GROWTH AND INCOME INVESTING: a management style that seeks some long-term growth, but also includes income-producing investments such as bonds. Bond investments tend to reduce the portfolio's volatility in several ways: their market movements can at times offset those of stocks, their income stream adds to performance throughout the market cycle, and they tend to be less risky than stocks.

6

[Page 6]



The large-cap equity component of the portfolio is actively managed. In choosing these stocks, the manager seeks those that appear likely to show above-average, long-term appreciation, as well as those that appear undervalued. Sector allocations for large-cap investments will generally mirror the allocations of the S& P 500((reg. tm)). The small-cap and foreign equity components and, typically, the bond components of the portfolio are not actively managed and are constructed to approximate the investment characteristics of the specified indexes as follows:


*    small-cap equity -- Russell 2000 Index

*    foreign equity -- Morgan Stanley EAFE Index

*    domestic bond -- Lehman Brothers Intermediate
     Government/Corporate Bond Index

*    foreign bond -- J.P. Morgan Global Bond Index

                                                   Growth and Income Portfolio 7
[Page 7]




GROWTH AND INCOME PORTFOLIO (CONTINUED)

MAIN RISKS

Because stocks and bonds fluctuate in price, the value of your investment in the portfolio will go up and down, and you could lose money.

The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the portfolio will be affected by its asset allocation. If the manager favors an asset class during a period when that
asset   class   underperforms,   the  portfolio's  performance  may  be  hurt.


The portfolio's stock investments could cause sudden drops in share price or contribute to long-term underperformance. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the fund's ability to sell these securities when the manager deems it appropriate. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.




Other potential risks

The portfolio, at times, may invest in derivative securities, such as options and futures, primarily to provide an efficient means of achieving the portfolio's target exposure to an asset class; however, such practices sometimes may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the portfolio's performance.

The portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the portfolio's gains or losses.

8
[Page 8]



Some of the fund's investments will rise and fall based on investor perception rather than economics. Some investments in small or midsize companies are made in anticipation of future products and services whose delay or cancellation could cause the stock price to drop. Prices of bonds tend to move inversely with changes in interest rates. Bond prices also may be hurt by declines in the financial condition of the issuer. Foreign stocks and bonds involve special risks, such as exposure to currency fluctuations, economic and political instability, and potentially less liquidity.


Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any market upswing. During such periods, the portfolio may not achieve its investment objective.

                                                   Growth and Income Portfolio 9
[Page 9]



GROWTH AND INCOME PORTFOLIO (CONTINUED)

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's Investor shares performance from year to year. The table compares the portfolio's average annual total return for each share class to that of the S&P 500, a widely recognized unmanaged index of stock market performance, and a customized blended index prepared by Dreyfus*. Of course, past performance is no guarantee of future results.

                        --------------------------------------------------------


Year-by-year total return AS OF 12/31 EACH YEAR (%)

INVESTOR SHARES



                                        16.54   20.42   17.47   6.74    0.60
91      92      93      94      95      96      97      98      99      00



BEST QUARTER:                                 Q4 '98        +12.32%

WORST QUARTER:                                Q3 '98         -2.68%
                        --------------------------------------------------------


Average annual total return AS OF 12/31/00




                                                                                                                   Since
                                                                                                                 inception
                                                                                1 Year           5 Years         (3/31/95)
------------------------------------------------------------------------------------------------------------------------------------


INVESTOR SHARES                                                                 0.60%             12.10%           13.87%

RESTRICTED SHARES                                                               0.91%             12.05%           13.86%

S&P 500                                                                        -9.10%             18.33%           20.40%

CUSTOMIZED
BLENDED INDEX                                                                   1.20%             11.71%           13.22%



*    THE CUSTOMIZED BLENDED INDEX COMBINES THE PERFORMANCE OF SEVERAL UNMANAGED
     INDEXES IN WEIGHTS REFLECTING THE BASELINE PERCENTAGES OF THE PORTFOLIO'S
     INVESTMENT IN DOMESTIC AND FOREIGN STOCKS AND BONDS.



What this portfolio is -- and isn't

This portfolio is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.


[Page 10]

10

EXPENSES

As  an  investor,  you  pay  certain  fees  and  expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of fund assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table

                                              Investor           Restricted
                                              Shares              shares
-----------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fee                                  0.75%            0.75%

Shareholder services fee                        0.25%            none


Other expenses                                  0.15%            0.11%

                        ------------------------------------------------
TOTAL                                           1.15%            0.86%


                        -------------------------------------------------

Expense example

                                                 1 Year         3 Years        5 Years        10 Years
-------------------------------------------------------------------------------------------------------------------


INVESTOR SHARES                                   $117           $365           $633         $1,398

RESTRICTED SHARES                                  $88           $274           $477         $1,061




                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you  sold  your  shares  at  the end of a period or kept
                        them. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of its operations.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.


                                                  Growth and Income Portfolio 11

[Page 11]


                                                               Growth Portfolio
                                             ----------------------------------
                                             Ticker Symbols:    Investor shares
                                                                          DLGIX
                                                        Restricted shares DLGRX

GOAL/APPROACH

The portfolio seeks capital appreciation. To pursue this goal, it typically invests in a mix of stocks and bonds. The portfolio's typical asset mix is 80% in stocks and 20% in investment grade bonds (or the unrated equivalent as determined by Dreyfus). Depending on market and economic conditions, the actual mix of stocks to bonds may range from 65%/35% to 100% in stocks. The portfolio
may   invest   up   to   25%   of   its   net  assets  in  foreign  securities.


In allocating assets between stocks and bonds, the portfolio manager assesses the relative return and risk of each asset class using a model which analyzes several factors, including interest-rate-adjusted price/earnings ratio, the valuation and volatility levels of stocks relative to bonds, and other economic factors, such as interest rates.


The portfolio typically invests approximately 80% of its stock allocation in stocks of large-capitalization companies (those whose total market value is more than $1.4 billion) and the remaining 20% in stocks of small-capitalization companies.



Concepts to understand

LARGE COMPANIES: established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

12
[Page 12]



The large-cap equity component of the portfolio is actively managed. In choosing these stocks, the manager seeks those that appear likely to show above-average, long-term appreciation, as well as those that appear undervalued. Sector allocations for large-cap investments will generally mirror the allocations of the S&P 500. The small-cap and foreign equity components and, typically, the bond components of the portfolio are not actively managed and are constructed to approximate the investment characteristics of the specified indexes as follows:


*    small-cap equity -- Russell 2000 Index

*    foreign equity -- Morgan Stanley EAFE Index

*    domestic bond -- Lehman Brothers Intermediate
     Government/Corporate Bond Index

*    foreign bond -- J.P. Morgan Global Bond Index

                                                             Growth Portfolio 13
[Page 13]

GROWTH PORTFOLIO (CONTINUED)

MAIN RISKS

Because stocks and bonds fluctuate in price, the value of your investment in the portfolio will go up and down, and you could lose money.


The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the portfolio's performance will be affected by its asset allocation. If the manager favors an asset class during a period when that asset class underperforms, the portfolio's performance may be hurt. The portfolio's performance may be lower than that of more bond-oriented investments during periods when bonds outperform stocks.

The portfolio's stock investments could cause sudden drops in share price or contribute to long-term underperformance. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the fund's ability to sell these securities when the manager deems it appropriate. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.




Other potential risks

The portfolio, at times, may invest in derivative securities, such as options and futures, primarily to provide an efficient means of achieving the portfolio's target exposure to an asset class; however, such practices sometimes may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the portfolio's performance.

The portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the portfolio's gains or losses.

14
[Page 14]



Some of the fund's investments will rise and fall based on investor perception rather than economics. Some investments in small or midsize companies are made in anticipation of future products and services whose delay or cancellation could cause the stock price to drop. Prices of bonds tend to move inversely with changes in interest rates. Bond prices also may be hurt by declines in the financial condition of the issuer. Foreign stocks and bonds involve special risks, such as exposure to currency fluctuations, economic and political instability, and potentially less liquidity.


Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any market upswing. During such periods, the portfolio may not achieve its investment objective.

                                                             Growth Portfolio 15
[Page 15]

GROWTH PORTFOLIO (CONTINUED)

PAST PERFORMANCE


The  bar  chart  and  table  below  show  some  of the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's Investor shares performance from year to year. The table compares the portfolio's average annual total return for each share class to that of the S&P 500, a widely recognized unmanaged index of stock market performance, and a customized blended index prepared by Dreyfus*. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------


Year-by-year total return AS OF 12/31 EACH YEAR (%)

INVESTOR SHARES





                                        21.30   26.98   20.94   14.33   -5.78
91      92      93      94      95      96      97      98      99      00


BEST QUARTER:                                 Q4 '98        +18.43%

WORST QUARTER:                                Q3 '98         -7.44%
                        --------------------------------------------------------


Average annual total return AS OF 12/31/00



                                                                                               Since
                                                                                             inception
                                                        1 Year             5 Years           (3/31/95)
------------------------------------------------------------------------------------------------------------------------------------


INVESTOR SHARES                                          -5.78%             14.95%            17.26%

RESTRICTED SHARES                                         -5.58%             15.20%            17.53%

S&P 500                                                   -9.10%             18.33%            20.40%

CUSTOMIZED
BLENDED INDEX                                             -4.02%             14.50%            16.31%


*    THE CUSTOMIZED BLENDED INDEX COMBINES THE PERFORMANCE OF SEVERAL UNMANAGED
     INDEXES IN WEIGHTS REFLECTING THE BASELINE PERCENTAGES OF THE PORTFOLIO'S
     INVESTMENT IN DOMESTIC AND FOREIGN STOCKS AND BONDS.



What this portfolio is -- and isn't

This portfolio is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

16
[Page 16]



EXPENSES

As  an  investor,  you  pay  certain  fees  and  expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of fund assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table

                                               Investor          Restricted
                                                shares             shares
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fee                                     0.75%            0.75%

Shareholder services fee                           0.25%            none


Other expenses                                     0.15%            0.14%

                        -------------------------------------------------------
TOTAL                                              1.15%            0.89%


                        ------------------------------------------------------

Expense example


                                                    1 Year         3 Years        5 Years        10 Years
------------------------------------------------------------------------------------------------------------------------------------


INVESTOR SHARES                                      $117           $365           $633         $1,398

RESTRICTED SHARES                                     $91           $284           $493         $1,096



                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you  sold  your  shares  at  the end of a period or kept
                        them. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of its operations.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                            Growth Portfolio 17

[Page 17]


MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $150 billion in over 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at an annual rate of 0.60% of the Income Portfolio's average daily net assets, 0.75% of the Growth and Income Portfolio's average daily net assets, and 0.75% of the Growth Portfolio's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Dreyfus has engaged its affiliate, Mellon Equity Associates, 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as each portfolio's sub-investment adviser. Mellon Equity provides advisory assistance and research and the day-to-day management of each portfolio's investments. As of December 31, 2000, Mellon Equity managed approximately $36 billion of assets and served as investment adviser for 10 other investment companies.



Portfolio manager

Steven A. Falci is the primary portfolio manager for each portfolio, a position he has held since the fund's inception. Since April 1994, Mr. Falci has been employed by Mellon Equity Associates, each portfolio's sub-investment adviser and an affiliate of Dreyfus.

18
[Page 18]



The fund, Dreyfus, Mellon Equity and Dreyfus Service Corporation (the fund's distributor) each has adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


                                                                   Management 19
[Page 19]

FINANCIAL HIGHLIGHTS

Income Portfolio

The following two tables describe the performance of each share class of the Income Portfolio for the fiscal periods indicated. "Total return" shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                               YEAR ENDED SEPTEMBER 30,
INVESTOR SHARES                                              2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

Net asset value, beginning of period                         13.53          13.74          14.01          13.39          13.51

Investment operations:

      Investment income -- net                               .70(1)         .60(1)           .65            .72            .73

      Net realized and unrealized gain
      (loss) on investments                                    .12            .13            .49            .95            .18

Total from investment operations                               .82            .73           1.14           1.67            .91

Distributions:

      Dividends from investment
      income -- net                                          (.60)          (.61)          (.70)          (.62)          (.60)

      Dividends from net realized gain
      on investments                                         (.38)          (.33)          (.71)          (.43)          (.43)

Total distributions                                          (.98)          (.94)         (1.41)         (1.05)         (1.03)

Net asset value, end of period                               13.37          13.53          13.74          14.01          13.39

Total return (%)                                              6.35           5.44           8.92          13.19             7.07
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                   1.05           1.07           1.13            .97              .85

Ratio of net investment income
to average net assets (%)                                     5.33           4.59           4.92           5.52             5.50

Decrease reflected in above expense
ratios due to actions by Dreyfus (%)                            --             --             --            .15              .61

Portfolio turnover rate (%)                                  41.96         158.10          64.58          72.08            32.95
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                       18,030         15,953         11,862         10,136          8,701




(1)BASED    ON    AVERAGE    SHARES    OUTSTANDING    AT    EACH    MONTH    END.



20
[Page 20]



                                                                                   YEAR ENDED SEPTEMBER 30,
RESTRICTED SHARES                                            2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

Net asset value, beginning of period                         13.55          13.78          14.04          13.42          13.52

Investment operations:

      Investment income -- net                               .74(1)         .65(1)           .61            .71            .64

      Net realized and unrealized gain
      (loss) on investments                                    .13            .11            .57            .99            .31

Total from investment operations                               .87            .76           1.18           1.70            .95

Distributions:

      Dividends from investment
      income -- net                                          (.63)          (.66)          (.73)          (.65)          (.62)

      Dividends from net realized gain
      on investments                                         (.38)          (.33)          (.71)          (.43)          (.43)

Total distributions                                         (1.01)          (.99)         (1.44)         (1.08)         (1.05)

Net asset value, end of period                               13.41          13.55          13.78          14.04          13.42

Total return (%)                                              6.74           5.66           9.14          13.50             7.30
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                    .76            .79            .88            .68              .60

Ratio of net investment income
to average net assets (%)                                     5.64           4.84           5.15           5.87             5.75

Decrease reflected in above expense
ratios due to actions by Dreyfus (%)                              --             --             --            .14              .61

Portfolio turnover rate (%)                                  41.96         158.10          64.58          72.08            32.95
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                       56,461         45,221         40,582         22,727         12,889




(1)BASED    ON    AVERAGE    SHARES    OUTSTANDING    AT    EACH    MONTH    END.



                                                        Financial Highlights 21
[Page 21]

FINANCIAL HIGHLIGHTS

Growth and Income Portfolio

The following two tables describe the performance of each share class of the Growth and Income Portfolio for the fiscal periods indicated. "Total return" shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young
LLP, whose report, along with the fund's financial statements, is included in the annual report.

                                                                                YEAR ENDED SEPTEMBER 30,
INVESTOR SHARES                                              2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

Net asset value, beginning of period                         18.43          17.10          19.05          15.43          14.29

Investment operations:

      Investment income -- net                               .74(1)         .45(1)         .72(1)         .57(1)         .90(1)

      Net realized and unrealized gain
      (loss) on investments                                    .51           1.92            .28           3.36           1.12

Total from investment operations                              1.25           2.37           1.00           3.93           2.02

Distributions:

      Dividends from investment
      income -- net                                          (.59)          (.59)          (.61)             --          (.40)

      Dividends from net realized gain
      on investments                                        (1.19)          (.45)         (2.34)          (.31)          (.48)

Total distributions                                         (1.78)         (1.04)         (2.95)          (.31)          (.88)

Net asset value, end of period                               17.90          18.43          17.10          19.05          15.43

Total return (%)                                              7.16          14.17           6.04          25.85            14.84
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                   1.15           1.35           1.08           1.00             1.00

Ratio of net investment income
to average net assets (%)                                     4.14           3.37           3.81           3.58             3.35

Decrease reflected in above expense
ratios due to actions by Dreyfus (%)                            --            .06             --            .05              .39

Portfolio turnover rate (%)                                  87.49         142.50          76.78         107.85           122.52
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                       73,616         68,839          3,976            683            160




(1)BASED    ON    AVERAGE    SHARES    OUTSTANDING    AT    EACH    MONTH    END.



22
[Page 22]



                                                                                 YEAR ENDED SEPTEMBER 30,
RESTRICTED SHARES                                            2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

Net asset value, beginning of period                         17.71          16.46          18.43          15.34          14.31

Investment operations:

      Investment income -- net                               .76(1)         .64(1)           .70            .58            .33

      Net realized and unrealized gain
      (loss) on investments                                    .48           1.69            .30           3.16           1.60

Total from investment operations                              1.24           2.33           1.00           3.74           1.93

Distributions:

      Dividends from investment
      income -- net                                          (.61)          (.63)          (.63)          (.34)          (.42)

      Dividends from net realized gain
      on investments                                        (1.19)          (.45)         (2.34)          (.31)          (.48)

Total distributions                                         (1.80)         (1.08)         (2.97)          (.65)          (.90)

Net asset value, end of period                               17.15          17.71          16.46          18.43          15.34

Total return (%)                                              7.39          14.51           6.28          25.22          14.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                    .86            .84            .84            .78            .75

Ratio of net investment income
to average net assets (%)                                     4.43           3.65           4.06           3.52           3.60

Decrease reflected in above expense
ratios due to actions by Dreyfus (%)                            --            .01             --            .06            .39

Portfolio turnover rate (%)                                  87.49         142.50          76.78         107.85         122.52
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                      212,582        204,096        186,397        172,705        124,677




(1)BASED    ON    AVERAGE    SHARES    OUTSTANDING    AT    EACH    MONTH    END.



                                                        Financial Highlights 23
[Page 23]

FINANCIAL HIGHLIGHTS

Growth Portfolio

The following two tables describe the performance of each share class of the Growth Portfolio for the fiscal periods indicated. "Total return" shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.

                                                                                    YEAR ENDED SEPTEMBER 30,
INVESTOR SHARES                                              2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

Net asset value, beginning of period                         18.52          15.93          20.50          16.58          14.82

Investment operations:

      Investment income -- net                               .60(1)         .39(1)         .44(1)           .62            .32

      Net realized and unrealized gain
      (loss) on investments                                   1.00           3.25            .03           4.68           2.42

Total from investment operations                              1.60           3.64            .47           5.30           2.74

Distributions:

      Dividends from investment
      income -- net                                          (.43)          (.34)          (.46)          (.26)          (.28)

      Dividends from net realized gain
      on investments                                        (1.85)          (.71)         (4.58)         (1.12)          (.70)

Total distributions                                         (2.28)         (1.05)         (5.04)         (1.38)          (.98)

Net asset value, end of period                               17.84          18.52          15.93          20.50          16.58

Total return (%)                                              8.85          23.50           2.97          34.32            19.58
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                   1.15           1.24           1.18           1.06             1.00

Ratio of net investment income
to average net assets (%)                                     3.38           2.14           2.65           2.05             2.08

Decrease reflected in above expense
ratios due to actions by Dreyfus (%)                            --             --             --            .27              .53

Portfolio turnover rate (%)                                  97.16          95.42          89.23         118.49            77.83
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                       22,067          9,656          3,746          8,662         14,458




(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



24
[Page 24]



                                                                                 YEAR ENDED SEPTEMBER 30,
RESTRICTED SHARES                                            2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                         18.47          15.89          20.52          16.59          14.84

Investment operations:

      Investment income -- net                               .64(1)        .42(1)            .52            .41            .28

      Net realized and unrealized gain
      (loss) on investments                                    .99           3.27          (.02)           4.94           2.48

Total from investment operations                              1.63           3.69            .50           5.35           2.76

Distributions:

      Dividends from investment
      income -- net                                          (.47)          (.40)          (.55)          (.30)          (.31)

      Dividends from net realized gain
      on investments                                        (1.85)          (.71)         (4.58)         (1.12)          (.70)

Total distributions                                         (2.32)         (1.11)         (5.13)         (1.42)         (1.01)

Net asset value, end of period                               17.78          18.47          15.89          20.52          16.59

Total return (%)                                              9.13          23.93           3.17          34.70            19.73
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                    .89            .96            .94            .83              .75

Ratio of net investment income
to average net assets (%)                                     3.56           2.33           2.84           2.38             2.38

Decrease reflected in above expense
ratios due to actions by Dreyfus (%)                            --             --             --            .20              .53

Portfolio turnover rate (%)                                  97.16          95.42          89.23         118.49            77.83
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                       90,858         78,554         56,431         46,960         28,143




(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



                                                        Financial Highlights 25
[Page 25]

                                                                Your Investment

ACCOUNT POLICIES

Buying shares

Each portfolio offers two share classes -- Investor shares and Restricted shares. Investor shares are offered to any investor. Restricted shares are sold primarily to clients of certain financial institutions that have selling agreements with the fund's distributor or that provide sub-accounting or recordkeeping. You pay no sales charges to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued based on market value or,

Minimum investments

                                  Initial          Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                  $2,500           $100
                                                   $500 FOR
                                                   TELETRANSFER INVESTMENTS

TRADITIONAL IRAS                  $750             NO MINIMUM

SPOUSAL IRAS                      $750             NO MINIMUM

ROTH IRAS                         $750             NO MINIMUM

EDUCATION IRAS                    $500             NO MINIMUM
                                                   AFTER THE FIRST YEAR

DREYFUS AUTOMATIC                 $100             $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.



Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

26
[Page 26]


where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.


Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone or TeleTransfer redemption requests for up to eight business day following the purchase of those share


     --------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                                   Minimum       Maximum
                        --------------------------------------------------------

CHECK                                     NO MINIMUM    $250,000 PER DAY

WIRE                                      $1,000        $500,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS

TELETRANSFER                              $500          $500,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more also must be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

                                                             Your Investment 27
[Page 27]

ACCOUNT POLICIES (CONTINUED)

General policies

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes
reasonable    measures    to    verify    the    order.

The fund reserves the right to:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).



Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

28
[Page 28]

DISTRIBUTIONS AND TAXES


The fund usually pays its shareholders dividends from its net investment income and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:

                        --------------------------------------------------------


Taxability of distributions

Type of                                    Tax rate for    Tax rate for
distribution                               15% bracket     28% bracket or above
                        --------------------------------------------------------

INCOME                                     ORDINARY        ORDINARY
DIVIDENDS                                  INCOME RATE     INCOME RATE

SHORT-TERM                                 ORDINARY        ORDINARY
CAPITAL GAINS                              INCOME RATE     INCOME RATE


LONG-TERM
CAPITAL GAINS                              8%/10%          18%/20%


The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.



Taxes on transactions


Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at right also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 28% tax rate bracket and above, purchased after December 31, 2000.


                                                             Your Investment 29
[Page 29]



SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
                        --------------------------------------------------------

For investing

DREYFUS AUTOMATIC                             For making automatic investments
ASSET BUILDER((reg.tm.))                     from a designated bank account.

DREYFUS PAYROLL                               For making automatic investments
SAVINGS PLAN                                  through a payroll deduction.

DREYFUS GOVERNMENT                            For making automatic investments
DIRECT DEPOSIT                                from your federal employment,
PRIVILEGE                                     Social Security or other regular
                                              federal government check.

DREYFUS DIVIDEND                              For automatically reinvesting the
SWEEP                                         dividends and distributions from
                                              one Dreyfus fund into another
                                              (not available for IRAs).
                        --------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                                 For making regular exchanges
EXCHANGE PRIVILEGE                            from one Dreyfus fund into
                                              another.
                        --------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC                             For making regular withdrawals
WITHDRAWAL PLAN                               from most Dreyfus funds.

Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

30
[Page 30]


Exchange privilege

You can exchange shares worth $500 or more (no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application.

24-hour automated account access


You can easily manage your Dreyfus accounts, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561.




Retirement plans

Dreyfus offers a variety of retirement plans, including traditional, Roth and Education IRAs. Here's where you call for information:

*    for traditional, rollover, Roth and Education IRAs, call 1-800-645-6561

*    for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call
     1-800-358-0910

                                                              Your Investment 31
[Page 31]


 INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT

          In Writing

Complete the application.

Mail your application and a check to:
The Dreyfus Family of Funds
P.O. Box 9387, Providence, RI 02940-9387


           By Telephone

WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

* ABA# 021000018
* DDA# 8900251786 Income Portfolio
* DDA# 8900118253 Growth and Income Portfolio
* DDA# 8900251794 Growth Portfolio
* your Social Security or tax ID number
* name(s) of investor(s)

Call us to obtain an account number.
Return your application.


           Automatically

WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic
service(s) you want. Return your application with your investment.

WITHOUT ANY INITIAL INVESTMENT Check
the Dreyfus Step Program option on your
application. Return your application, then complete the additional materials when they are sent to you.


           Via the Internet

COMPUTER  Visit the Dreyfus Web site
http://www.dreyfus.com and follow the
instructions to download an account
application.





TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105,  Newark, NJ 07101-0105


WIRE  Have your bank send your
investment to The Bank of New York,
with these instructions:

* ABA# 021000018
* DDA# 8900251786 Income Portfolio
* DDA# 8900118253 Growth and Income Portfolio
* DDA# 8900251794 Growth Portfolio
* your account number
* name(s) of investor(s)

ELECTRONIC CHECK  Same as wire, but insert
"1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.



ALL SERVICES Call us to request a form to add any automatic investing service
(see "Services for Fund Investors"). Complete and return the forms along with any other required materials.


32

[Page 32]






TO SELL SHARES

Write a letter of instruction that includes:
* your name(s) and signature(s)
* your account number
* the fund name
* the dollar amount you want to sell
* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9671, Providence, RI 02940-9671



WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.



DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.



  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS FAMILY OF FUNDS

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.



Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

                                                              Your Investment 33
[Page 33]


 INSTRUCTIONS FOR IRAS

TO OPEN AN ACCOUNT

        In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:
The Dreyfus Trust Company, Custodian
P.O. Box 6427, Providence, RI 02940-6427


           By Telephone


           Automatically

WITHOUT ANY INITIAL INVESTMENT  Call us
to request a Dreyfus Step Program form.
Complete and return the form along with
your application.



           Via the Internet

COMPUTER  Visit the Dreyfus Web site
http://www.dreyfus.com and follow the
instructions to download an account
application.





TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.
Indicate the year the contribution is for.

Mail in the slip and the check (see "To Open an Account" at left).


WIRE  Have your bank send your
investment to The Bank of New York,
with these instructions:
* ABA# 021000018
* DDA# 8900251786 Income Portfolio
* DDA# 8900118253 Growth and Income Portfolio
* DDA# 8900251794 Growth Portfolio
* your account number
* name of investor
* the contribution year

ELECTRONIC CHECK  Same as wire, but insert
"1111" before your account number.

TELEPHONE CONTRIBUTION Call to request us to move money from a regular Dreyfus account to an IRA (both accounts must be held in the same shareholder name).


ALL SERVICES Call us to request a form to add an automatic investing service
(see "Services for Fund Investors"). Complete and return the form along with any other required materials.

All contributions will count as current year.


34

[Page 34]





TO SELL SHARES

Write a letter of instruction that includes:
* your name and signature
* your account number
* the fund name
* the dollar amount you want to sell
* how and where to send the proceeds
* whether the distribution is qualified or premature
* whether the 10% TEFRA should be withheld


Obtain a signature guarantee or other documentation, if required (see "Account Policies - Selling Shares").


Mail in your request (see "To Open an Account" at left).




DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.


  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS TRUST COMPANY, CUSTODIAN

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.



Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

                                                             Your Investment 35
[Page 35]






NOTES



                        For More Information

                        Dreyfus LifeTime Portfolios, Inc.
                        -----------------------------
                        SEC file number:  811-7878

                        More information on this fund is available free upon request, including the following:

                        Annual/Semiannual Report

                        Describes each portfolio's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected each portfolio's performance during the last fiscal year.

                        Statement of Additional Information (SAI)

                        Provides more details about each portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

      SEC
      http://www.sec.gov

      DREYFUS
      http://www.dreyfus.com


You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.


(c) 2001 Dreyfus Service Corporation                                  DRPP0201



------------------------------------------------------------------------------

                      DREYFUS LIFETIME PORTFOLIOS, INC.
                                INCOME PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                               GROWTH PORTFOLIO
              INVESTOR CLASS SHARES AND RESTRICTED CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 1, 2001


------------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus LifeTime Portfolios, Inc. (the "Fund"), dated February 1, 2001. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:


                        Call Toll Free 1-800-645-6561
                   In New York City -- Call 1-718-895-1206
                      Outside the U.S. -- Call 516-794-5452

      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                                TABLE OF CONTENTS
                                                                           Page


Description of the Fund and Portfolios.....................................B-2
Management of the Fund.....................................................B-18
Management Arrangements....................................................B-22
How to Buy Shares..........................................................B-27
Shareholder Services Plan..................................................B-29
How to Redeem Shares.......................................................B-30
Shareholder Services.......................................................B-32
Determination of Net Asset Value...........................................B-36
Dividends, Distributions and Taxes.........................................B-37
Portfolio Transactions.....................................................B-39
Performance Information....................................................B-41
Information About the Fund and Portfolios..................................B-42
Counsel and Independent Auditors...........................................B-44
Appendix...................................................................B-46


                    DESCRIPTION OF THE FUND AND PORTFOLIOS

     The Fund is a Maryland corporation formed on July 15, 1993. Each Portfolio is a separate portfolio of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio is a diversified portfolio, which means that, with respect to 75% of the Portfolio's total assets, the Portfolio will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer.

     The Dreyfus Corporation ("Dreyfus") serves as each Portfolio's investment adviser. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as each Portfolio's sub-investment adviser and to provide day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."


     Dreyfus Service Corporation (the "Distributor") is the distributor of each Portfolio's shares.


Investment Approach

     The following information supplements and should be read in conjunction with the Fund's Prospectus.

      I. Asset Allocation Baseline. For each Portfolio, Mellon Equity will establish an asset allocation baseline (the "Portfolio Baseline"). The Portfolio Baseline describes target levels or relative weights for the Portfolio's asset classes: Level One describes the relative weighing of total assets between international assets, domestic assets, and money market instruments; Level Two describes the relative weighing of international and domestic assets between common stock and fixed-income assets; and Level Three describes the relative weighing of domestic common stock assets between large and small capitalization stocks. The following table illustrates this hierarchy:


                           Level One                                      Level Two                              Level Three
                                                          International                                            Domestic
                         Total Assets               ------------------------    -----------------------  ---------------------------
                                                              Assets                Domestic Assets                 Equity
                                         Money
                                         Market                       Fixed                     Fixed
  Portfolio     Int'l    Domestic     Instruments      Equity         Income      Equity       Income      Large Cap      Small Cap
  ---------     -----    --------     -----------      ------         ------      ------       ------      ---------      ---------

Income           N/A        90%           10%            N/A           N/A          25%          75%         100%            N/A

Growth and
 Income
                 10%        90%            *             50%           50%          50%          50%          80%            20%

Growth           15%        85%            *             80%           20%          80%          20%          80%            20%
----------
* Not held as an asset class. Money market instruments held for transactional and liquidity purposes only.



      Mellon Equity will attempt to maintain relative asset class weights consistent with the Portfolio Baseline as adjusted by the Active Allocation Overlay described below. At any given time, however, actual weights will not equal the Portfolio Baseline because of fluctuations in market values, money market instruments held for transactional and liquidity purposes, and Mellon Equity's active allocation overlay decisions.


      II. Active Allocation Overlay. For each of the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will establish two active allocation ranges ("Portfolio Overlay One" and "Portfolio Overlay Two"). Portfolio Overlay One describes the amount of over/under weighing to the Portfolio Baseline for the relative weighing between international and domestic assets. Portfolio Overlay Two describes the amount of over/under weighing to the Portfolio Baseline for the relative weighing of domestic assets between common stock and fixed-income assets. The following table illustrates these ranges:

        Portfolio            Portfolio Overlay One      Portfolio Overlay Two
------------------------- --------------------------- --------------------------

                          Range for Relative          Range for Relative
                          Weighing of International   Weighing of Domestic
                          and Domestic Assets         Assets Between Equity
                                                      Assets and Fixed-Income
                                                      Assets

Growth and Income         +/- 5% of Portfolio         +/- 15% of Portfolio
                          Baseline                    Baseline

Growth                    +/- 10% of Portfolio        +20%/-15% of Portfolio
                          Baseline                    Baseline

      The following examples illustrate Mellon Equity's allocation overlay process:

Example 1: Given the Level One Portfolio Baseline for the Growth and Income Portfolio of 10% of total assets in international securities and 90% of total assets in domestic securities, under Portfolio Overlay One, Mellon Equity could invest as much as 15% of the Growth and Income Portfolio's total assets in international securities and 85% of its total assets in domestic securities or as little as 5% of its total assets in international securities and 95% of its total assets in domestic securities.

Example 2: Given the Level Two Portfolio Baseline for the Growth and Income Portfolio of 50% of domestic assets in equity securities and 50% of domestic assets in fixed-income securities, under Portfolio Overlay Two, Mellon Equity could invest as much as 65% of the Growth and Income Portfolio's assets invested in domestic assets in equity securities and 35% of such domestic assets in fixed-income securities or as little as 35% of the Portfolio's assets invested in domestic assets in equity securities and 65% of such domestic assets in fixed-income securities.


      Under normal circumstances, Mellon Equity expects to maintain relative asset class weights consistent with the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two as described above. At any given time, however, actual weights may not fall within the ranges suggested by the Portfolio Baseline adjusted by the Active Allocation Overlay because of fluctuations in market values, cash and cash-equivalents held for transactional and liquidity purposes, and Portfolio rebalancing.

      Mellon Equity reserves the right to vary the relative asset class weights and the percentage of assets invested in any asset class from the Portfolio Baseline adjusted by the Active Allocation Overlay as the risk and return characteristics of either asset classes or markets, as assessed by Mellon Equity, vary over time. None of the Portfolios will be managed as a balanced portfolio, which would require that at least 25% of the Portfolio's total assets be invested in fixed-income securities.


      III. Implementing the Active Allocation Overlay. To implement Portfolio Overlay One, Mellon Equity will employ a proprietary country asset allocation model (the "Country Model"). The Country Model evaluates the return and risk characteristics of individual capital markets and their correlation across countries, incorporates expected movements in currency markets to determine expected U.S. dollar returns, and then employs an international correlation model to recommend appropriate relative weightings.

      To implement Portfolio Overlay Two, Mellon Equity will employ a proprietary domestic asset allocation model (the "Domestic Model"). The Domestic Model evaluates the return and risk characteristics of the domestic equity and fixed-income markets by comparing the valuation of equity and fixed-income assets relative to their current market prices and long-term values in the context of the current economic environment. Once this analysis is completed, the Domestic Model recommends appropriate relative weightings.

      With respect to the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will compare each such Portfolio's relative asset class weights from time to time to that suggested by the Country Model and the Domestic Model. Recommended changes will be implemented subject to Mellon Equity's assessment of current economic conditions and investment opportunities. From time to time, Mellon Equity may change the criteria and methods used to implement the recommendations of the asset allocation models.

      IV. Asset Class Benchmarks. For each asset class, other than money market instruments, a market-based index is designated as a benchmark or reference for the respective asset class (the "Asset Class Benchmark"). A brief description of each Asset Class Benchmark listed in the table below is contained in Section VI. The Asset Class Benchmarks are used in the investment management process as described in the following section. The Asset Class Benchmarks are listed in the following table:






       Asset Class              Portfolios              Asset Class Benchmark
---------------------- -------------------------- ------------------------------


Domestic Large Cap     Income, Growth and Income  Standard & Poor's 500(reg.tm.)Index
Equity                 and Growth                 ("S&P 500 Index")


Domestic Small Cap     Growth and Income and      Russell 2000(reg.tm.)Index
Equity                 Growth

International Equity   Growth and Income and      Morgan Stanley Capital
                       Growth                     International Europe,
                                                  Australia, Far East (Free)
                                                  Index ("EAFE Index")*

Domestic Fixed-Income  Income, Growth and Income  Lehman Brothers
                       and Growth                 Government/Corporate
                                                  Intermediate Bond Index
                                                  ("Lehman Government/ Corporate
                                                  Index")

International          Growth and Income and      J.P. Morgan Non-US Government
Fixed-Income           Growth                     Bond Index - Hedged ("J.P.
                                                  Morgan Global Index")
----------------------------
*     In U.S. dollars


      Under normal circumstances, Mellon Equity expects to use the Asset Class Benchmarks as described below. Mellon Equity, however, reserves the right to substitute another suitable Asset Class Benchmark if the then-existing Asset Class Benchmark is no longer calculated, suffers a material change in formula or content, fails to adequately reflect the return characteristics of the asset class, or for any other reason, in the judgment of Mellon Equity, is inappropriate.

      V. Asset Class Investment Management. When constructing portfolios for each asset class, Mellon Equity seeks to select securities which, in the aggregate, have approximately the same investment characteristics as those of the Asset Class Benchmark with expected returns equal to or better than that of the Asset Class Benchmark. Some of the asset classes will be managed on an indexed basis and Mellon Equity reserves the right, in its judgment, to manage asset classes either actively or on an indexed basis consistent with the Portfolio's investment objective.

      For asset classes managed on an indexed basis, a statistically based "sampling" technique will be used to construct portfolios. The sampling technique is expected to be an effective means of substantially duplicating the investment performance of the Asset Class Benchmark. It will not, however, provide investment performance relative to the Asset Class Benchmark with the same degree of accuracy that complete or full replication would provide.

      If possible, Mellon Equity will seek to fully replicate the holdings of an Asset Class Benchmark when managing an indexed portfolio. Such a strategy is limited by the number of securities in the Asset Class Benchmark and will not provide investment performance equal to that of the Asset Class Benchmark owing to certain factors, including Asset Class Benchmark changes, calculation rules which assume dividends are reinvested into the Asset Class Benchmark on ex-dividend dates and transaction costs of rebalancing.

      For asset classes that are actively managed, Mellon Equity will employ proprietary valuation models to assist in the selection of stocks and in the construction of portfolios that maintain the investment characteristics of the Asset Class Benchmark consistent with the Portfolio's investment objective. In its active investment process, Mellon Equity concentrates on fundamental factors such as relative price/earnings ratios, relative book to price ratios, earnings growth rates and momentum, and consensus earnings expectations and changes in that consensus to value and rank stocks based on expected relative performance to the Asset Class Benchmark.

      Mellon Equity will seek to manage each asset class consistent with the descriptions above and with each Portfolio's investment objective. Across the Portfolios, it is not anticipated that each asset class will be managed identically with respect to being an indexed portfolio or actively managed. For example, the domestic equity, large cap asset class could be managed as an index portfolio in the Income Portfolio while being actively managed in the other Portfolios.

      Mellon Equity may choose to combine Asset Class Benchmarks proportionately if the amount of investable assets in a Portfolio is deemed low in the judgment of Mellon Equity. For example, the domestic equity large cap and small cap Asset Class Benchmarks could be combined proportionately according to the Portfolio Baseline in order to create more efficient portfolio management as deemed appropriate by Mellon Equity. Mellon Equity would continue to provide investment management services as described above, but would manage to the combined Asset Class Benchmark.

      VI.  Description of Asset Class Benchmarks.

Common Stocks. The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding.

      The Russell 2000(reg.tm.) Index is an unmanaged index and is composed of the smallest companies in the Russell 3000(reg.tm.) Index. The Russell 3000(reg.tm.) Index is composed of 3,000 of the largest U.S. companies by market capitalization.

      The EAFE Index is a broadly diversified international index composed of the equity securities of approximately 1,548 companies located outside the United States. The weightings of stocks in the EAFE Index are based on each stock's market capitalization relative to the total market capitalization of all stocks in the Index.

Fixed Income Securities. The Lehman Government/Corporate Index is composed of approximately 5,000 fixed-income securities, including U.S. Government securities and investment grade corporate bonds, with an average outstanding market value of more than $600 million and maturities of less than ten years and greater than one year.

      The J.P. Morgan Global Government Index is composed of traded, fixed-rate government bonds from twelve countries with maturities of greater than one year. The twelve countries are Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.

Certain Portfolio Securities

      The following information supplements and should be read in conjunction with the Fund's Prospectus.

      Depositary Receipts. (Growth and Income Portfolio and Growth Portfolio only) Each of these Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

      These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

      Money Market Instruments. The short-term money market instruments in which a Portfolio may invest consist of U.S. Government securities; bank obligations, including certificates of deposit, time deposits and bankers' acceptances and other short-term obligations of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $1 billion; commercial paper; and repurchase agreements. The Income Portfolio will purchase only money market instruments having remaining maturities of 13 months or less.


      The Income Portfolio generally invests up to 10% of its assets in money market instruments. When the Advisers determine that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest without limitation in money market instruments. A Portfolio also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.


      Zero Coupon, Pay-In-Kind and Step-up Securities. Each Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. Each Portfolio may invest in pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds. Each Portfolio also may purchase step-up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of the discount fluctuates with the market price of the security. The market prices of these securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than securities having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period of maturity, a Portfolio will realize no cash until any cash payments date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."


      Foreign Government Obligations; Securities of Supranational Entities. (Growth and Income Portfolio and Growth Portfolio only) Each of these Portfolios may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisers to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

      Investment Companies. Each Portfolio may invest in securities issued by other investment companies to the extent consistent with its investment objective. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

      Illiquid Securities. Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

Investment Techniques

      The following information supplements and should be read in conjunction with the Fund's Prospectus.

      Foreign Currency Transactions. (Growth and Income Portfolio and Growth Portfolio only) Each of these Portfolios may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

      Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio's success in these transactions will depend principally on the Advisers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

      Leverage. Leveraging (that is, buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Portfolio's portfolio. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

      A Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. Except for these transactions, a Portfolio's borrowings generally will be unsecured.

      Derivatives. Each Portfolio may invest in, or enter into, derivatives, such as options and futures, for a variety of reasons, primarily to provide a substitute for purchasing or selling particular securities, but also to hedge certain market risks, or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Portfolio's performance.

      If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.


      Although neither the Fund nor any Portfolio will be a commodity pool, certain derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission which limit the extent to which a Portfolio can invest in such derivatives. Each Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Portfolio may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Advisers will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions--In General. A Portfolio may enter into futures contracts in U.S. domestic markets or, in the case of the Growth and Income Portfolio and Growth Portfolio, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

      Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of the Portfolio's net assets. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

      Successful use of futures by a Portfolio also is subject to the ability of the Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.


      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Portfolio may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.


Specific Futures Transactions. A Portfolio may purchase and sell stock index futures contracts. A stock index future obligates a Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

      A Portfolio may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

      The Growth and Income Portfolio and Growth Portfolio may purchase and sell currency futures. A foreign currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

Options--In General. Each Portfolio may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Portfolio may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. A Portfolio may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

      The Growth and Income Portfolio and Growth Portfolio may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

      Successful use by a Portfolio of options will be subject to the ability of the Advisers to predict correctly movements in the prices of individual stocks or the stock market generally. To the extent such predictions are incorrect, a Portfolio may incur losses.


      Future Developments. A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

      Lending Portfolio Securities. Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1/3% of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio. In connection with its securities lending transactions, the Portfolio may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


      Forward Commitments. A Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolio will segregate permissible liquid assets at least equal at all times to the amount of the Portfolio's purchase commitments.

      Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.


Certain Investment Considerations and Risks


      General. Because each Portfolio will have at any given time a different asset mix to achieve its investment objective, the risks of investing will vary depending on the Portfolio selected for investment. Before selecting a Portfolio in which to invest, the investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio should be expected to fluctuate. Investors should consider each Portfolio as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.


      Foreign Securities. (Growth and Income and Growth Portfolios only) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

      Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Growth and Income Portfolio and Growth Portfolio will be subject to additional risks, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuers, whether from currency blockage or otherwise. Moreover, foreign securities held by the Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio's net asset value on days when investors have no access to the Portfolio.


      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

      Simultaneous Investments. Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by the Advisers. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

Investment Restrictions

      Each Portfolio's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. In addition, the Portfolios have adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below.

      Each Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. No Portfolio may:

      1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

      2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

      3. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

      5. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the Portfolio's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

      7. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      8. Invest more than 25% of the value of its assets in the securities of issuers in any single industry, provided that, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3, 5, 12 and 13 may be deemed to give rise to a senior security.

      10. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      11. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

      12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      13. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's Prospectus and this Statement of Additional Information.

      14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

      15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

      16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of each Portfolio. The Board approves all significant agreements with those companies that furnish services to the Portfolio. These companies are as follows:


      The Dreyfus Corporation................    Investment Adviser
      Mellon Equity Associates...............    Sub-Investment Adviser
      Dreyfus Service Corporation............    Distributor
      Dreyfus Transfer, Inc..................    Transfer Agent
      Mellon Bank, N.A.......................    Custodian


      Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
      Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Caryle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor Century Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies, The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants, and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across cable, wireless and all other modes of data transport. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 until December 31, 1994, he was a director of Mellon Financial Corporation. He is 57 years old and his address is 200 Park Avenue, New York, New York 10166.

LUCY WILSON BENSON, Board Member. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of The International Executive Services Corps. She is also Vice Chairman of the Citizens Network for Foreign Affairs and of the Atlantic Council of the U.S. and a member of the Council on Foreign Relations. Mrs. Benson is also a member of the Town Meeting, Town of Amherst, Massachusetts. From 1987 to 2000, Mrs. Benson was a director of COMSAT Corporation and was a Trustee of the Alfred P. Sloan Foundation from 1975 to 1977 and from 1981 to 2000. She was also a member of the Board of Trustees of Lafayette College from 1985 to 2000 for which she served as Vice Chairman of the Board of Trustees from 1990 to 2000. From 1980 to 1994, Mrs. Benson was a director of The Grumman Corporation; from 1990 to 1998, she was a director of General RE Corporation; and from 1987 to 1999, she was a director of Logistics Management Institute. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State of Security Assistance, Science and Technology. She is 73 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.

DAVID W. BURKE, Board Member. Board member of various funds in the Dreyfus
      Family of Funds. Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, from August 1994 to November 1998. From August 1994 to December 1994, Mr. Burke was a Consultant to Dreyfus, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of Dreyfus. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 64 years old and his address is Box 654, Eastham, Massachusetts 02642.

MARTIN D. FIFE, Board Member. Chairman of the Board of Magar Inc., a company specializing in financial products and developing early stage companies. In addition, Mr. Fife is Chairman of the Board and Chief Executive Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. Mr. Fife also serves on the boards of various other companies. He is 73 years old and his address is 25 Central Park West, New York, New York 10023.




WHITNEY I. GERARD, Board Member.  Partner of the New York City law firm of
      Chadbourne & Parke LLP. He is 66 years old and his address is 30 Rockefeller Plaza, New York, New York 10112.

ARTHUR A. HARTMAN, Board Member.  Senior consultant with APCO Associates
      Inc. From 1981 to 1987, he was United States Ambassador to the former Soviet Union. He sits on the Boards of Ford Meter Box Corporation and is a member of the advisory councils of several other companies, research institutes and foundations. Ambassador Hartman is Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund. He is a former President of the Harvard Board of Overseers. He is 74 years old and his address is 2738 McKinley Street, N.W., Washington, D.C. 20015.

GEORGE L. PERRY, Board Member.  An economist and Senior Fellow at the
      Brookings Institution since 1969. He is co-director of the Brookings Panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association and State Farm Life Insurance Company. He is 67 years old and his address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20036.

PAUL D. WOLFOWITZ, Board Member.  Dean of The Paul H. Nitze School of
      Advanced International Studies at John Hopkins University. From 1989 to 1993, he was Under Secretary of Defense for Policy. From 1986 to 1989, he was the U.S. Ambassador to the Republic of Indonesia. From 1982 to 1986, he was Assistant Secretary of State for East Asian and Pacific Affairs of the Department of State. He is also a director of Hasbro, Inc. He is 57 years old and his address is 1740 Massachusetts Avenue, N.W., Washington, D.C. 20036.


            The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.


            The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended September 30, 2000, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of Portfolios of such funds is set forth in parenthesis next to each Board member's total compensation*) for the year ended December 31, 2000, were as follows:

                                                Total Compensation
                        Aggregate               From Fund and
Name of Board           Compensation            Fund Complex
Member**                From Fund***            Paid to Board Member

Joseph S. DiMartino        $2,954                  $805,537 (189)

Lucy Wilson Benson         $2,363                  $107,283  (29)

David W. Burke             $2,363                  $254,289  (62)

Martin D. Fife             $2,363                  $ 67,577  (14)

Whitney I. Gerard          $2,363                  $ 67,577  (14)

Arthur A. Hartman          $2,363                  $ 67,577  (14)

George L. Perry            $2,113                  $ 67,577  (14)

Paul D. Wolfowitz          $2,363                  $ 47,098  (13)


---------------------

* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Portfolios, for which the Board member serves.


** Robert R. Glauber resigned as a Board member effective October 2, 2000. The aggregate compensation he received from the Fund for the fiscal year ended September 30, 2000 amounted to $2,113. The total compensation by all funds in the Dreyfus Family of Funds for which Mr. Glauber was a Board member for the year ended December 31, 2000 amounted to $79,010 for 41 separate portfolios.

*** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,440 for all Board members as a group.


Officers of the Fund


STEPHEN E. CANTER, President. President, Chief Operating Officer, Chief
      Investment Officer and a director of Dreyfus, and an officer of other investment companies managed by Dreyfus. Mr. Canter also is a Director or and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 55 years old.

MARK N. JACOBS, Vice President.  Vice President, Secretary and General
      Counsel of Dreyfus, and an officer of other investment companies managed by Dreyfus. He is 54 years old.

JOSEPHCONNOLLY, Vice President and Treasurer. Director - Mutual Fund Accounting of Dreyfus, and an officer of other investment companies managed by Dreyfus. He is 43 years old.

MICHAEL A. ROSENBERG, Secretary. Associate General Counsel of Dreyfus, and an officer of other investment companies managed by Dreyfus. He is 40 years old.

STEVEN F. NEWMAN, Assistant Secretary.  Associate General Counsel and
      Assistant Secretary of Dreyfus, and an officer of other investment companies managed by Dreyfus. He is 51 years old.

ROBERT R. MULLERY, Assistant Secretary.  Assistant General Counsel of
      Dreyfus, and an officer of other investment companies managed by Dreyfus. He is 49 years old.

JAMES WINDELS, Assistant Treasurer. Senior Treasury Manager of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 41 years old.

      The address of each Fund officer is 200 Park Avenue, New York, New York 10166.

      The Fund's Board members and officers, as a group, owned less than 1% of the shares outstanding of each Portfolio on January 12, 2001.

      The following persons are known by the Fund to own of record 5% or more of the outstanding voting securities of the indicated Portfolio as of January 12, 2001:

Income Portfolio -
----------------
Investor Shares: MAC & CO, A/CSBKF97C5042, Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230-3198 -- 8.4082%; Farmers & Merchants Trust Co., 20 South Main Street, PO Box T, Chambersburgh, PA 17201-0819 - 11.7366%; Stephens Inc
(FBO), 80052151, 111 Center Street, Little Rock, AR 72201-4402 - 6.7991%.
Restricted Shares: Boston Safe Deposit & Trust Co TT, as Agent-Omnibus Account, Dreyfus Retirement Services, 135 Santilli Hwy, Everett, MA 02149-1906 - 86.6559%; Fidelity Investments Institutional, Operations Co (FIIOC) as Agent for Certain Employee Benefit Plans, 100 Magellan Way #KWIC, Covington, KY 41015-1999
- 7.3482%.

Growth Portfolio -
Investor Shares: Valic Trust Co., Cust. FBO Westchester County 457, Deferred Compensation Plan, 2929 Allen Pkwy # L14-30, Houston, TX 77019-2197 - 43.2502%; MAC & CO, A/CSBKF97C4052, Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230-3198 - 16.5946%; State Street Solutions, 1 International Pl., FL 27, Boston, MA 02110-2602 - 9.6087%; Chase Manhattan Bank for ADP Express Product, 4 New York Plaza, Floor 2, New York, NY 10004-2413 - 7.8608%.
Restricted Shares: Boston Safe Deposit and Trust Co, as Agent-Omnibus
Account, Dreyfus Retirement Services, 135 Santilli Hwy., Everett, MA
02149-1906 - 67.4311%; Fidelity Investments Institutional Operations Co.
(FIIOC) as Agent for Certain Employee Benefit Plans,100 Magellan Way,
Covington, KY 41015-1999 - 24.1380%.

Growth and Income Portfolio -
---------------------------
Investor Shares: Chase Manhattan Bank for ADP Express Product, 4 New York Plaza, Floor 2, New York, NY 10004-2413 - 15.6123%; Valic Trust Co., Cust. FBO Westchester County 457 Deferred Compensation Plan, 2929 Allen Pkwy # A7-30, Houston, TX 77019-2197 - 7.2587%.
Restricted Shares: Boston Safe Deposit & Trust Co TT, as Agent-Omnibus Account, Dreyfus Retirement Services, 135 Santilli Hwy., Everett, MA 02149-1906 - 79.4535%; Fidelity Investments Institutional Operations Co. (FIIOC) as Agent for Certain Employee Benefit Plans,100 Magellan Way, Covington, KY 41015-1987 - 6.8995%.

      A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.



                             MANAGEMENT ARRANGEMENTS


      Investment Adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

      Dreyfus supervises investment management of each Portfolio pursuant to the Management Agreement (the "Management Agreement") between Dreyfus and the Fund. As to each Portfolio, the Management Agreement is subject to annual approval by
(i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Portfolio's outstanding voting securities, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

      The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman--Institutional and a director; Lawrence S. Kash, Vice Chairman; Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman and a director; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice President; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President--Product Development; Mary Beth Leibig, Vice President--Human Resources; Ray Van Cott, Vice President--Information Systems; Theodore A. Schachar, Vice President--Tax; Wendy Strutt, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliot, Martin G. McGuinn, Richard W. Sabo and Richard F. Syron, directors.


      Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus may pay the Distributor for shareholder services from Dreyfus's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. Dreyfus also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.

      Sub-Investment Adviser. Mellon Equity provides investment advisory assistance and day-to-day management of each Portfolio's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between Mellon Equity and Dreyfus. As to each Portfolio, the Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Advisers, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Sub-Advisory Agreement is terminable without penalty, (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of such Portfolio's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Mellon Equity. The Sub-Advisory Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

      The following entities/persons are partners, officers and/or directors of Mellon Equity: MMIP, Inc. as General Partner (1%); Mellon Bank, N.A. as Limited Partner (99%); Christopher M. Condron, Executive Committee Member; Stephen E. Canter, Executive Committee Member; John J. Nagorniak, Executive Committee Member; James M. Gockley, Executive Committee Member; Ronald P. O'Hanley, Chairman and Executive Committee Member; William P. Rydell, Executive Committee Member, President and Chief Executive Officer; Patricia
K. Nichols, Executive Committee Member, Executive Vice President and Chief Operations Officer.

      Mellon Equity provides day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus and the approval of the Fund's Board. The Advisers provide the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities for each Portfolio. The Fund's portfolio manager is Steven A. Falci. The Advisers maintain research departments with professional portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by Dreyfus and Mellon Equity.


      Mellon Bank, N.A., the Adviser's parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Portfolio. The Advisers have informed the Fund that in making investment decisions they do not obtain or use material inside information that Mellon Bank, N.A. or its affiliates may possess with respect to such issuers.

      The Advisers' Code of Ethics subjects their employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Adviser. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund's they manage or for which they otherwise provide investment advice.

      All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus. The expenses borne by the Fund include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Advisers or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, the Investor Class shares are subject to an annual service fee. See "Shareholder Services Plan." Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Fund's Board, including, but not limited to, proportionately in relation to the net assets of the Portfolios.

      As compensation for its services, the Fund has agreed to pay Dreyfus a monthly management fee at the annual rate of 0.60% of the value of the Income Portfolio's average daily net asset and .75% of the value of each of the Growth Portfolio's and the Growth and Income Portfolio's average daily net assets. For the fiscal years ended September 30, 1998, 1999 and 2000, the management fees payable by each Portfolio, the amounts waived by Dreyfus and the net fees paid by the Portfolio to Dreyfus were as follows:



               Management Fee Payable                Reduction In Fee                    Net Fees Paid by Portfolio
                ------------------------------------  ----------------------------------- --------------------------


Portfolio       1998         1999       2000          1998        1999      2000            1998       1999         2000
---------       ----         ----       ----          ----        ----      ----            ----       ----         ----

Income          $241,264     $334,929   $402,727      $ 0         $ 0        $ 0         $241,264     $334,929      $402,727
Portfolio

Growth and       $1,403,976  $1,603,591 $2,111,789    $ 0         $ 20,137   $ 0         $1,403,976   $1,583,454     $2,111,789
Income
Portfolio

Growth          $447,108     $576,980   $797,564      $ 0         $ 0        $ 0         $447,108     $576,980      $797,564
Portfolio




      As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity an annual fee payable monthly, at the following rate: 0.35% of each Portfolio's average daily net assets up to $600 million in Fund assets; 0.25% of the Portfolio's average daily net assets when the Fund's assets are between $600 million and $1.2 billion; 0.20% of the Portfolio's average daily net assets when the Fund's assets are between $1.2 billion and $1.8 billion; and 0.15% of the Portfolio's average daily net assets when the Fund's assets are over $1.8 billion. For the fiscal years ended September 30, 1998, 1999 and 2000, the sub-investment advisory fee payable by Dreyfus was as follows:



      Portfolio                   Sub-Investment Advisory Fee Payable by Dreyfus
-----------------------           ----------------------------------------------


                                   1998          1999          2000
                                   ----          ----          ----

Income Portfolio                   $140,738      $195,375      $235,026

Growth and  Income Portfolio       $655,189      $748,351      $985,946

Growth Portfolio                   $208,651      $269,257      $372,343


      Dreyfus has agreed that if in any fiscal year the aggregate expenses of a Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over that Portfolio, the Fund may deduct from the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of the Portfolios' net assets increases.


      Distributor. The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.


      The Distributor, however, may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or
(ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor may pay dealers a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it.

      Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by each Portfolio. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

      Mellon Bank, N.A. (the "Custodian"), One Mellon Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Fund's investments. Under a custody agreement with the Fund, the Custodian holds each Portfolio's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Portfolio's assets held in custody and receives certain securities transaction charges.

                                HOW TO BUY SHARES

      General. Shares of each Class are sold without a sales charge. Certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Service Agents") effecting transactions in Fund shares may charge their clients direct fees in connection with such transactions.

      Investor Class shares are offered to any investor. Restricted Class shares are offered only to clients of Service Agents that have entered into a selling agreement with the Distributor, and omnibus accounts maintained by institutions that provide sub-accounting or recordkeeping services to their clients. Restricted Class shares also may be purchased by investors who held Restricted Class shares (formerly, Retail Class shares) in a Fund account on August 31, 1997 and who are purchasing the shares for such account. Otherwise, Restricted Class shares may not be purchased directly by individuals, although institutions may purchase Restricted Class shares for accounts maintained by individuals.

      Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

     The minimum initial investment for each Class is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investment must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"), and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder(reg.tm.), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.


      Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. For purposes of computing net asset value per share, options will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Portfolio's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of Portfolio shares of such class outstanding. For information regarding the methods employed in valuing the Portfolios' investments, see "Determination of Net Asset Value."


      For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Portfolio shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

      Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.


      Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."


      Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                            SHAREHOLDER SERVICES PLAN
                         (INVESTOR CLASS SHARES ONLY)

      The Fund has adopted a Shareholder Services Plan pursuant to which each Portfolio pays the Distributor for the provision of certain services to holders of its Investor Class shares a fee at an annual rate of 0.25% of the value of the average daily net assets of the Portfolio's Investor Class shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect to these services.

      A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Portfolio, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan is terminable at any time with respect to each Portfolio by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


      For the fiscal year ended September 30, 2000, the amounts charged Investor Class shares (formerly, Institutional Shares) of each Portfolio pursuant to the Shareholder Services Plan were as follows:

                                                Amount Charged Pursuant
                  Portfolio                         to the Plan
                  ---------              ------------------------------------

   Income Portfolio                                     $23,350
   Growth and Income Portfolio                          $111,188
   Growth Portfolio                                     $32,493


                              HOW TO REDEEM SHARES


     General. Each Portfolio ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder(reg.tm.), and subsequently submit a written redemption request to the Transfer Agent, the Portfolio may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Portfolio will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up t eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder(reg. tm) order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Shares may not be redeemed until the Transfer Agent has received your Account Application.


      Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      If you have access to telegraphic equipment, you may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                   Transfer Agent's
                 Transmittal Code                  Answer Back Sign

                      144295                       144295 TSSG PREP

      If you do not have direct access to telegraphic equipment, you may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. You should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

      Telephone Redemption Privilege. You may request by telephone that redemption proceeds (maximum $250,000 per day) be paid by check and mailed to your address. The Telephone Redemption Privilege is granted automatically unless you refuse it.

      Stock Certificates; Signatures. Any certificates representing Portfolio shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

      Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

      Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record of a Portfolio, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sells such securities, brokerage charges would be incurred.

      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.

                              SHAREHOLDER SERVICES

      Fund Exchanges. You may purchase, in exchange for shares of a Portfolio, shares of the same Class of another Portfolio or shares of certain other funds managed or administered by Dreyfus or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

      A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.


     To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

     To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(reg.tm.) automated telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      To establish a retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Portfolio, shares of the same Class of another Portfolio, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

      Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.


      Prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


      Dreyfus-Automatic Asset Builder(reg.tm.). Dreyfus-Automatic Asset Builder permits you to purchase Portfolio shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Portfolio shares are purchased by transferring funds from the bank account designated by you.

      Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Portfolio shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

      Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Portfolio shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.


     Dreyfus Step Program. Dreyfus Step Program enables you to purchase Portfolio shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder(reg.tm.), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

      Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a portfolio in shares of the same Class of another Portfolio, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


      A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

      B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

      D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Portfolio shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

      Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

      Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, rollover IRAs and Education IRAs) and 403(b)(7) Plans. Plan support services also are available.

      If you wish to purchase Portfolio shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, you may request from the Distributor forms for adoption of such plans.

      The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

      Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.


      You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                        DETERMINATION OF NET ASSET VALUE


      Valuation of Portfolio Securities. Each Portfolio's securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Short-term investments are carried at amortized cost, which approximates value. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York Interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Advisers. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value for each of the Growth and Income Portfolio and Growth Portfolio does not take place contemporaneously with the determination of prices of certain portfolio securities. Expenses and fees of each Portfolio, including the management fee paid by the Portfolio and, with respect to Investor Class shares, fees pursuant to the Fund's Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of Portfolio shares. Because of the difference in operating expenses incurred by each Class of share of a Portfolio, the per share net asset value of each Class of shares of the Portfolio will differ.


      Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund's Board, are valued at fair value as determined in good faith by the Board. The Fund's Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if it believes that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Fund's Board.

      New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management of the Fund believes that each Portfolio qualified for the fiscal year ended September 30, 2000 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income tax to the extent its earnings are distributed in accordance with the applicable provisions of the Code. If a Portfolio did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      Any dividend or distribution paid shortly after your purchase may have the effect of reducing the net asset value of the shares below the cost of your investment. Such a dividend or distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.


      In general, dividends (other than capital gain dividends) paid to U.S. corporate shareholders by the Growth Portfolio and, to a certain extent, the Growth and Income Portfolio, may be eligible for the dividends received deduction to the extent that the Portfolio's income consists of dividends paid by U.S. corporations on shares that have been held by the Portfolio for at least 46 days during the 90-day period commencing 45 days before the shares become ex-dividend. In order to claim the dividends received deduction, the investor in the Portfolio must have held its shares in the Portfolio for at least 46 days during the 90-day period commencing 45 days before the Portfolio shares become ex-dividend. Additional restrictions on an investor's ability to claim the dividends received deduction may apply.

      Ordinarily, gains and loss realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward futures and option contracts and certain preferred stock) may be treated as ordinary income or loss. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gains) may be treated as ordinary.

      Gain or loss, if any, realized by a Portfolio from certain futures and forward contracts and options transactions ("Section 1256 Contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any Section 1256 Contracts remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio.

      Offsetting positions held by a Portfolio involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Portfolio may constitute "mixed straddles." The Portfolio may make one of more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

      If a Portfolio either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.


      Investment by the Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


      If the Growth and Income Portfolio or Growth Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.



                             PORTFOLIO TRANSACTIONS


      General. The Advisers assume general supervision over the placement of securities buy and sell orders on behalf of the funds they manage. In choosing brokers, the Advisers evaluate the ability of the broker to execute the particular transaction (taking into account the market for the stock and the size of the order) at the best combination of price and quality of execution. In selecting brokers no factor is necessarily determinative, and seeking to obtain best execution for all trades takes precedence over all other considerations. Brokers are selected after a review of all relevant criteria, including: the actual price to be paid for the shares; the broker's knowledge of the market for the particular stock; the broker's reliability; the broker's integrity or ability to maintain confidentiality; the broker's research capability; commission rates; the broker's ability to ensure that the shares will be delivered on settlement date; the broker's ability to handle specific orders of various size and complexity; the broker's financial condition; the broker's willingness to commit capital; and the sale by the broker of shares of funds managed by the Advisers. At various times and for various reasons, certain factors will be more important than others in determining which broker to use.

      The Advisers have adopted written trade allocation procedures for their equity and fixed income trading desks. Under the procedures, portfolio managers and the trading desks ordinarily will seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one account. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. Generally, bunched trades will be allocated among the participating accounts based on the number of shares designated for each account on the trade order. If securities available are insufficient to satisfy the requirements of the participating accounts, available securities generally are allocated among accounts pro rata, based on order sizes. In the case of debt securities, the pro rata allocation is based on the accounts' asset sizes. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating account. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration, credit exposure).

      The Advisers may deem it appropriate for one of their accounts to sell a security while another of their accounts is purchasing the same security. Under such circumstances, the Advisers may arrange to have the purchase and sale transaction effected directly between their accounts ("cross transactions"). Cross transactions will be effected pursuant to procedures adopted under Rule 17a-7 under the 1940 Act.

      For the fiscal years ended September 30, 1998, 1999 and 2000, each Portfolio paid total brokerage commissions, none of which was paid to the Distributor, as follows:

            Portfolio                       Brokerage Commissions Paid
                                   ---------------------------------------------
                                        1998           1999          2000
                                        ----           ----          ----
Income Portfolio                      $  2,424        $ 2,672       $  2,744
Growth and Income Portfolio           $105,184        $94,372       $106,425
Growth Portfolio                      $ 54,683        $50,909       $ 63,235

      The above figures for brokerage commissions do not include gross spreads and concessions on principal transactions, which, where determinable for the fiscal years ended September 30, 1998, 1999 and 2000, amounted to $8,013, $-0- and $-0-, respectively, for the Growth and Income Portfolio and $10,099, $-0- and $-0-, respectively, for the Growth Portfolio, none of which was paid to the Distributor.

      Consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through Dreyfus or its affiliates, including Dreyfus Investment Services Corporation ("DISC") and Dreyfus Brokerage Services, Inc. ("DBS"). The Fund's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Dreyfus or its affiliates are reasonable and fair.

IPO Allocations. All portfolio managers seeking to participate in an initial public offering (IPO) must indicate their interest in the IPO, by account or fund and in writing, to the Mellon Equity trading operation prior to the pricing of a deal. Shares received in an offering are allocated among accounts with similar investment objectives on a pro rata basis. If a pro rata allocation among all accounts that indicated an interest in the offering would result in a position that is not meaningful to an account, MEA may allocate the shares received to less than all those accounts indicating an interest.

Soft Dollars. Subject to the policy of seeking the best combination of price and execution, a Portfolio may execute transactions with brokerage firms that provide, along with brokerage and research services, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the Advisers in performing investment decision-making responsibilities fall within the safe harbor.

      The services and products provided under these arrangements permit the Advisers to supplement their own research and analysis activities, and provide them with information from individuals and research staffs of many securities firms.

      Some of the research products or services received by the Advisers may have both a research function and a non-research administrative function (a "mixed use"). If the Advisers determine that any research product or service has a mixed use, the Advisers will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Advisers determine will assist them in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Advisers directly. Any such allocation may create a conflict of interest for the Advisers.

      Certain funds are managed by dual employees of Dreyfus and an affiliated entity in the Mellon organization. The affiliated entity effects trades for funds managed by these dual employees. Because those funds may benefit from the research products and services the affiliated entity receives from brokers, commissions generated by those funds may be used to help pay for research products and services used by the affiliated entity.

      The Advisers generally consider the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of their clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Advisers to compensate the selected brokerage firm for research provided. The Advisers endeavor to direct sufficient commissions to broker/dealers that have provided them with research to ensure continued receipt of research the Advisers believe is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

      The Advisers may receive a benefit from the research services and products that is not passed on to a Portfolio in the form of a direct monetary benefit. Further, research services and products may be useful to the Advisers in providing investment advice to any of the Portfolios or other clients they advise. Likewise, information made available to the Advisers from brokerage firms effecting securities transactions for a Portfolio may be utilized on behalf of another Portfolio or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Portfolio or client and the indirect benefits received by that Portfolio or client.



                             PERFORMANCE INFORMATION


      The total return and average annual total return for each Portfolio for the indicated period ended September 30, 2000 were as follows:



                         Aggregate                Average Annual             Average Annual            Average Annual
                  Total Return Since            Total Return Since         Total Return for           Total Return for
   Portfolio          March 31, 1995*            March 31, 1995*           One-Year Period             Five-Year Period
   ---------

                    Investor    Restricted    Investor     Restricted     Investor     Restricted    Investor   Restricted
                      Class      Class         Class        Class         Class        Class        Class         Class
                     Shares      Shares        Shares        Shares       Shares       Shares       Class        Class


Income                60.00%       62.28%        8.90%       9.18%          6.35%          6.74%        8.16%        8.44%

Growth and          114.34%      113.90%       14.84%      14.80%           7.16%          7.39%      13.40%       13.32%
Income

Growth              163.60%      167.12%       19.23%      19.52%           8.85%          9.13%      17.33%       17.61%



----------------------
*  Commencement of operations.


      Total return is calculated by subtracting the amount of each Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

      Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


      From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


      Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., S&P 500 Index, EAFE Index, Lehman Government/Corporate Index, J.P. Morgan Global Index, Russell 2000 Index, the Dow Jones Industrial Average, Money Magazine, Wilshire 5000 Index and other industry publications. From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, such as any U.S. monetary or fiscal policies. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement.


      From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analyses supporting such ratings.


                  INFORMATION ABOUT THE FUND AND PORTFOLIOS

      Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by Portfolio.

      To date, the Board has authorized the creation of three series of shares. All consideration received by the Fund for shares of one of the Portfolios and all assets in which such consideration is invested will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one Portfolio (and as to classes within a Portfolio) are treated separately from those of the other Portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by such matter. Rule 18f-2 further provides that a Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of such Portfolio. However, that Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the rule.

      Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolio's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Portfolio during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, with respect to each Portfolio, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Portfolio. The Fund's policy on excessive trading applies to investors who invest in a Portfolio directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the relevant Portfolio's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      The Fund sends annual and semi-annual financial statements to all its shareholders.


                        COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.





                                   APPENDIX A


                                Rating Categories

      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's") Fitch IBCA, Duff & Phelps ("Fitch") and Thompson Financial BankWatch ("BankWatch"):

S&P

Long-term

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-term

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Long-term investment grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

BankWatch
(obligations of financial institutions)

Long-term investment grade

AAA
A rating of 'AAA' indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA
A rating of 'AA' indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A
A rating of 'A' indicates the ability to repay principal and interest is strong. Issues rated 'A' could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB
The rating of 'BBB' is the lowest investment grade category. This rating indicates an acceptable capacity to repay principal and interest. 'BBB' issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Short-term

TBW-1
'TBW-1' is the highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2
'TBW-2' is the second-highest category. While the degree of safety for these issues regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated 'TBW-1.'

TBW-3
'TBW' is the lowest investment grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4
'TBW-4' is the lowest rating category. This rating is regarded as non-investment grade and therefore speculative.






                        DREYFUS LIFETIME PORTFOLIOS, INC.

                            PART C. OTHER INFORMATION
                            -------------------------


Item 23. Exhibits. - List
-------  -----------------------------------------

     (a) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993, and Exhibit (1)(b) of Post-Effective Amendment No.4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

     (b) Registrant's By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 28, 2000.

     (d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

     (e)  Distribution Agreement, as amended.

          Forms of Shareholder Services Plan are incorporated by reference to
          Exhibit 9 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on January 12, 1996.

     (g)  Amended and Restated Custody Agreement is incorporated by reference to
          Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

     (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

     (j)  Consent of Independent Auditors.

     (m) Service Plan is incorporated by reference to Exhibit (12) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

     (n)  Rule 18f-3 Plan, as amended is incorporated by reference to Exhibit
          (n) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 28, 2000.


     (p)  Code of Ethics.





Item 23.          Exhibits. - List (continued)
-------  -----------------------------------------

                  Other Exhibits
                  --------------


                           (a)      Power of Attorney.

                           (b)      Certificate of Secretary.


Item 24.          Persons Controlled by or under Common Control with Registrant.
-------           --------------------------------------------------------------

                  Not Applicable


Item 25.          Indemnification
-------   ---------------



                           Reference is made to Article SEVENTH of the
                  Registrant's Articles of Incorporation incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 and Exhibit (1)(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on July 23, 1993 and March 30, 1995, respectively, and to Section 2-418 of the Maryland General Corporation Law.


                           The application of these provisions is limited by
                  Article VIII of the Registrant's By-Laws incorporated by reference to Exhibit (b) of this Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed herewith and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.



                  Reference also is made to the Amended Distribution Agreement attached hereto as Exhibit (e).

Item 26.          Business and Other Connections of the Investment Adviser.
-------        ----------------------------------------------------

                  The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

ITEM 26.          Business and Other Connections of Investment Adviser (continued)
----------------------------------------------------------------------------------

                  Officers and Directors of Investment Adviser


Name and Position
With Dreyfus                       Other Businesses                      Position Held                 Dates

CHRISTOPHER M. CONDRON             Franklin Portfolio Associates,        Director                      1/97 - Present
Chairman of the Board and          LLC*
Chief Executive Officer
                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present
                                                                         President                     10/97 - 6/98
                                                                         Chairman                      10/97 - 6/98

                                   The Boston Company                    Director                      1/98 - Present
                                   Asset Management, LLC*                Chairman                      1/98 - 6/98
                                                                         President                     1/98 - 6/98

                                   The Boston Company                    President                     9/95 - 1/98
                                   Asset Management, Inc.*               Chairman                      4/95 - 1/98
                                                                         Director                      4/95 - 1/98

                                   Franklin Portfolio Holdings, Inc.*    Director                      1/97 - Present

                                   Certus Asset Advisors Corp.**         Director                      6/95 - Present

                                   Mellon Capital Management             Director                      5/95 - Present
                                   Corporation***

                                   Mellon Bond Associates, LLP+          Executive Committee           1/98 - Present
                                                                         Member

                                   Mellon Bond Associates+               Trustee                       5/95 - 1/98

                                   Mellon Equity Associates, LLP+        Executive Committee           1/98 - Present
                                                                         Member

                                   Mellon Equity Associates+             Trustee                       5/95 - 1/98

                                   Boston Safe Advisors, Inc.*           Director                      5/95 - Present
                                                                         President                     5/95 - Present

                                   Mellon Bank, N.A. +                   Director                      1/99 - Present
                                                                         Chief Operating Officer       3/98 - Present
                                                                         President                     3/98 - Present
                                                                         Vice Chairman                 11/94 - 3/98

                                   Mellon Financial Corporation+         Chief Operating Officer       1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 11/94 - 1/99

                                   Founders Asset Management,            Chairman                      12/97 - Present
                                   LLC****                               Director                      12/97 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/94 - Present
                                                                         Director                      5/93 - Present

                                   Laurel Capital Advisors, LLP+         Executive Committee           1/98 - 8/98
                                                                         Member

                                   Laurel Capital Advisors+              Trustee                       10/93 - 1/98

                                   Boston Safe Deposit and Trust         Director                      5/93 - Present
                                   Company*

                                   The Boston Company Financial          President                     6/89 - 1/97
                                   Strategies, Inc. *                    Director                      6/89 - 1/97

MANDELL L. BERMAN                  Self-Employed                         Real Estate Consultant,       11/74 - Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

BURTON C. BORGELT                  DeVlieg Bullard, Inc.                 Director                      1/93 - Present
Director                           1 Gorham Island
                                   Westport, CT 06880

                                   Mellon Financial Corporation+         Director                      6/91 - Present

                                   Mellon Bank, N.A. +                   Director                      6/91 - Present

                                   Dentsply International, Inc.          Director                      2/81 - Present
                                   570 West College Avenue
                                   York, PA

                                   Quill Corporation                     Director                      3/93 - Present
                                   Lincolnshire, IL

STEPHEN E. CANTER                  Dreyfus Investment                    Chairman of the Board         1/97 - Present
President, Chief Operating         Advisors, Inc.++                      Director                      5/95 - Present
Officer, Chief Investment                                                President                     5/95 - Present
Officer, and Director
                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   The Boston Company Asset              Director                      2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management,            Member, Board of              12/97 - Present
                                   LLC****                               Managers
                                                                         Acting Chief Executive        7/98 - 12/98
                                                                         Officer

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

THOMAS F. EGGERS                   Dreyfus Service Corporation++         Chief Executive Officer       3/00 - Present
Vice Chairman - Institutional                                            and Chairman of the
and Director                                                             Board
                                                                         Executive Vice President      4/96 - 3/00
                                                                         Director                      9/96 - Present

                                   Founders Asset Management,            Member, Board of              2/99 - Present
                                   LLC****                               Managers

                                   Dreyfus Investment Advisors, Inc.     Director                      1/00 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      3/99 - Present
                                   Massachusetts, Inc. +++

                                   Dreyfus Brokerage Services, Inc.      Director                      11/97 - 6/98
                                   401 North Maple Avenue
                                   Beverly Hills, CA.

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Senior Vice Chairman          1/99 - Present
Director                                                                 Chief Financial Officer       1/90 - Present
                                                                         Vice Chairman                 6/92 - 1/99
                                                                         Treasurer                     1/90 - 5/98

                                   Mellon Bank, N.A.+                    Senior Vice Chairman          3/98 - Present
                                                                         Vice Chairman                 6/92 - 3/98
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Collection Services Corporation       Controller                    10/90 - 2/99
                                   500 Grant Street                      Director                      9/88 - 2/99
                                   Pittsburgh, PA 15258                  Vice President                9/88 - 2/99
                                                                         Treasurer                     9/88 - 2/99

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   Dreyfus Investment                    Director                      4/97 - 12/99
Vice Chairman                      Advisors, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      11/97 - 2/99
                                   401 North Maple Ave.                  Chief Executive Officer       11/97 - 2/98
                                   Beverly Hills, CA

                                   Dreyfus Service Corporation++         Director                      1/95 - 2/99
                                                                         President                     9/96 - 3/99

                                   Dreyfus Precious Metals, Inc.+++      Director                      3/96 - 12/98
                                                                         President                     10/96 - 12/98

                                   Dreyfus Service                       Director                      12/94 - 3/99
                                   Organization, Inc.++                  President                     1/97 -  3/99

                                   Seven Six Seven Agency, Inc. ++       Director                      1/97 - 4/99

                                   Dreyfus Insurance Agency of           Chairman                      5/97 - 3/99
                                   Massachusetts, Inc.++++               President                     5/97 - 3/99
                                                                         Director                      5/97 - 3/99

                                   The Dreyfus Trust Company+++          Chairman                      1/97 - 1/99
                                                                         President                     2/97 - 1/99
                                                                         Chief Executive Officer       2/97 - 1/99
                                                                         Director                      12/94 - Present

                                   The Dreyfus Consumer Credit           Chairman                      5/97 - 6/99
                                   Corporation++                         President                     5/97 - 6/99
                                                                         Director                      12/94 - 6/99

                                   Founders Asset Management,            Member, Board of              12/97 - 12/99
                                   LLC****                               Managers

                                   The Boston Company Advisors,          Chairman                      12/95 - 1/99
                                   Inc.                                  Chief Executive Officer       12/95 - 1/99
                                   Wilmington, DE                        President                     12/95 - 1/99

                                   The Boston Company, Inc.*             Director                      5/93 - 1/99
                                                                         President                     5/93 - 1/99

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Laurel Capital Advisors, LLP+         Chairman                      1/98 - 8/98
                                                                         Executive Committee           1/98 - 8/98
                                                                         Member
                                                                         Chief Executive Officer       1/98 - 8/98
                                                                         President                     1/98 - 8/98

                                   Laurel Capital Advisors, Inc. +       Trustee                       12/91 - 1/98
                                                                         Chairman                      9/93 - 1/98
                                                                         President and CEO             12/91 - 1/98

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

                                   Boston Safe Deposit and Trust         Director                      6/93 - 1/99
                                   Company+                              Executive Vice President      6/93 - 4/98

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 1/99

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 3/98

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

                                   Mellon Bank (DE) National             Director                      4/89 - 12/98
                                   Association
                                   Wilmington, DE

                                   Mellon Bank (MD) National             Director                      1/96 - 4/98
                                   Association
                                   Rockville, Maryland

J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.++++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 - Present
                                   401 North Maple Avenue
                                   Beverly Hills, CA

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, NA+                      Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   Mellon Preferred Capital              Director                      11/96 - 1/99
                                   Corporation*

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   The Boston Company Financial          President                     8/96 - 6/99
                                   Services, Inc.*                       Director                      8/96 - 6/99

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*                              President                     7/96 - 1/99

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - Present

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management,            President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

                                   Prudential Securities                 Senior Vice President         07/91 - 11/98
                                   New York, NY                          Regional Director             07/91 - 11/98

RICHARD F. SYRON                   Thermo Electron                       President                     6/99 - Present
Director                           81 Wyman Street                       Chief Executive Officer       6/99 - Present
                                   Waltham, MA 02454-9046

                                   American Stock Exchange               Chairman                      4/94 - 6/99
                                   86 Trinity Place                      Chief Executive Officer       4/94 - 6/99
                                   New York, NY 10006

RONALD P. O'HANLEY                 Franklin Portfolio Holdings, Inc.*    Director                      3/97 - Present
Vice Chairman
                                   Franklin Portfolio Associates,        Director                      3/97 - Present
                                   LLC*

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - Present
                                   Company*                              Member
                                                                         Director                      1/99 - Present

                                   The Boston Company, Inc.*             Executive Committee           1/99 - Present
                                                                         Member                        1/99 - Present
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Asset Management LTD           Executive Committee           10/98 - Present
                                   (UK)                                  Member
                                   London, England                       Director                      10/98 - Present

                                   Mellon Asset Management               Non-Resident Director         11/98 - Present
                                   (Japan) Co., LTD
                                   Tokyo, Japan

                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present

                                   The Boston Company Asset              Director                      1/98 - Present
                                   Management, LLC*

                                   Boston Safe Advisors, Inc.*           Chairman                      6/97 - Present
                                                                         Director                      2/97 - Present

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - Present

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon Equity Associates, LLP+        Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon-France Corporation+            Director                      3/97 - Present

                                   Laurel Capital Advisors+              Trustee                       3/97 - Present

STEPHEN R. BYERS                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present
Director of Investments and
Senior Vice President
                                   Gruntal & Co., LLC                    Executive Vice President      5/97 - 11/99
                                   New York, NY                          Partner                       5/97 - 11/99
                                                                         Executive Committee           5/97 - 11/99
                                                                         Member
                                                                         Board of Directors            5/97 - 11/99
                                                                         Member
                                                                         Treasurer                     5/97 - 11/99
                                                                         Chief Financial Officer       5/97 - 6/99
PATRICE M. KOZLOWSKI               None
Senior Vice President - Corporate
Communications


MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++                      Secretary                     10/77 - 7/98
Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

                                   Dreyfus Service                       Director                      3/97 - 3/99
                                   Organization, Inc.++

WILLIAM H. MARESCA                 The Dreyfus Trust Company+++          Chief Financial Officer       3/99 - Present
Controller                                                               Treasurer                     9/98 - Present
                                                                         Director                      3/97 - Present

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                       8/00 - Present

                                   Dreyfus Consumer Credit Corp. ++      Treasurer                     10/98 - Present

                                   Dreyfus Investment                    Treasurer                     10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   The TruePenny Corporation++           Vice President                10/98 - Present

                                   Dreyfus Precious Metals, Inc. +++     Treasurer                     10/98 - 12/98

                                   The Trotwood Corporation++            Vice President                10/98 - Present

                                   Trotwood Hunters Corporation++        Vice President                10/98 - Present

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - Present

                                   Dreyfus Transfer, Inc.                Chief Financial Officer       5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++                  Assistant  Treasurer          3/93 - 3/99

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.++++

WILLIAM T. SANDALLS, JR.           Dreyfus Transfer, Inc.                Chairman                      2/97 - Present
Executive Vice President           One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service Corporation++         Director                      1/96 - 8/00
                                                                         Executive Vice President      2/97 - Present
                                                                         Chief Financial Officer       2/97 - 12/98

                                   Dreyfus Investment                    Director                      1/96 - Present
                                   Advisors, Inc.++                      Treasurer                     1/96 - 10/98

                                   Dreyfus-Lincoln, Inc.                 Director                      12/96 - Present
                                   4500 New Linden Hill Road             President                     1/97 - Present
                                   Wilmington, DE 19808

                                   Seven Six Seven Agency, Inc.++        Director                      1/96 - 10/98
                                                                         Treasurer                     10/96 - 10/98

                                   The Dreyfus Consumer                  Director                      1/96 - Present
                                   Credit Corp.++                        Vice President                1/96 - Present
                                                                         Treasurer                     1/97 - 10/98

                                   The Dreyfus Trust Company +++         Director                      1/96 - Present

                                   Dreyfus Service Organization,         Treasurer                     10/96 - 3/99
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/97 - 3/99
                                   Massachusetts, Inc.++++               Treasurer                     5/97 - 3/99
                                                                         Executive Vice President      5/97 - 3/99

DIANE P. DURNIN                    Dreyfus Service Corporation++         Senior Vice President -       5/95 - 3/99
Vice President - Product                                                 Marketing and Advertising
Development                                                              Division

MARY BETH LEIBIG                   None
Vice President -
Human Resources

THEODORE A. SCHACHAR               Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present
Vice President - Tax
                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Precious Metals, Inc. +++     Vice President - Tax          10/96 - 12/98

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++


WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems
                                   Computer Sciences Corporation         Vice President                1/96 - 7/98
                                   El Segundo, CA

JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc.                Vice President                2/97 - Present
Assistant Secretary                One American Express Plaza            Director                      2/97 - Present
                                   Providence, RI 02903                  Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++                  Assistant Secretary           5/98 - 7/98





*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++     The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.



Item 27.    Principal Underwriters
--------    ----------------------

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:


1)       Dreyfus A Bonds Plus, Inc.
2)       Dreyfus Appreciation Fund, Inc.
3)       Dreyfus Balanced Fund, Inc.
4)       Dreyfus BASIC GNMA Fund
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus BASIC Municipal Fund, Inc.
7)       Dreyfus BASIC U.S. Government Money Market Fund
8)       Dreyfus California Intermediate Municipal Bond Fund
9)       Dreyfus California Tax Exempt Bond Fund, Inc.
10)      Dreyfus California Tax Exempt Money Market Fund
11)      Dreyfus Cash Management
12)      Dreyfus Cash Management Plus, Inc.
13)      Dreyfus Connecticut Intermediate Municipal Bond Fund
14)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
15)      Dreyfus Florida Intermediate Municipal Bond Fund
16)      Dreyfus Florida Municipal Money Market Fund
17)      Dreyfus Founders Funds, Inc.
18)      The Dreyfus Fund Incorporated
19)      Dreyfus Global Bond Fund, Inc.
20)      Dreyfus Global Growth Fund
21)      Dreyfus GNMA Fund, Inc.
22)      Dreyfus Government Cash Management Funds
23)      Dreyfus Growth and Income Fund, Inc.
24)      Dreyfus Growth and Value Funds, Inc.
25)      Dreyfus Growth Opportunity Fund, Inc.
26)      Dreyfus Debt and Equity Funds
27)      Dreyfus Index Funds, Inc.
28)      Dreyfus Institutional Money Market Fund
29)      Dreyfus Institutional Preferred Money Market Fund
30)      Dreyfus Institutional Short Term Treasury Fund
31)      Dreyfus Insured Municipal Bond Fund, Inc.
32)      Dreyfus Intermediate Municipal Bond Fund, Inc.
33)      Dreyfus International Funds, Inc.
34)      Dreyfus Investment Grade Bond Funds, Inc.
35)      Dreyfus Investment Portfolios
36)      The Dreyfus/Laurel Funds, Inc.
37)      The Dreyfus/Laurel Funds Trust
38)      The Dreyfus/Laurel Tax-Free Municipal Funds
39)      Dreyfus LifeTime Portfolios, Inc.
40)      Dreyfus Liquid Assets, Inc.
41)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
42)      Dreyfus Massachusetts Municipal Money Market Fund
43)      Dreyfus Massachusetts Tax Exempt Bond Fund
44)      Dreyfus MidCap Index Fund
45)      Dreyfus Money Market Instruments, Inc.
46)      Dreyfus Municipal Bond Fund, Inc.
47)      Dreyfus Municipal Cash Management Plus
48)      Dreyfus Municipal Money Market Fund, Inc.
49)      Dreyfus New Jersey Intermediate Municipal Bond Fund
50)      Dreyfus New Jersey Municipal Bond Fund, Inc.
51)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
52)      Dreyfus New Leaders Fund, Inc.
53)      Dreyfus New York Municipal Cash Management
54)      Dreyfus New York Tax Exempt Bond Fund, Inc.
55)      Dreyfus New York Tax Exempt Intermediate Bond Fund
56)      Dreyfus New York Tax Exempt Money Market Fund
57)      Dreyfus U.S. Treasury Intermediate Term Fund
58)      Dreyfus U.S. Treasury Long Term Fund
59)      Dreyfus 100% U.S. Treasury Money Market Fund
60)      Dreyfus U.S. Treasury Short Term Fund
61)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
62)      Dreyfus Pennsylvania Municipal Money Market Fund
63)      Dreyfus Premier California Municipal Bond Fund
64)      Dreyfus Premier Equity Funds, Inc.
65)      Dreyfus Premier International Funds, Inc.
66)      Dreyfus Premier GNMA Fund
67)      Dreyfus Premier Opportunity Funds
68)      Dreyfus Premier Worldwide Growth Fund, Inc.
69)      Dreyfus Premier Municipal Bond Fund
70)      Dreyfus Premier New York Municipal Bond Fund
71)      Dreyfus Premier State Municipal Bond Fund
72)      Dreyfus Premier Value Equity Funds
73)      Dreyfus Short-Intermediate Government Fund
74)      Dreyfus Short-Intermediate Municipal Bond Fund
75)      The Dreyfus Socially Responsible Growth Fund, Inc.
76)      Dreyfus Stock Index Fund
77)      Dreyfus Tax Exempt Cash Management
78)      The Dreyfus Premier Third Century Fund, Inc.
79)      Dreyfus Treasury Cash Management
80)      Dreyfus Treasury Prime Cash Management
81)      Dreyfus Variable Investment Fund
82)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
83)      General California Municipal Bond Fund, Inc.
84)      General California Municipal Money Market Fund
85)      General Government Securities Money Market Funds, Inc.
86)      General Money Market Fund, Inc.
87)      General Municipal Bond Fund, Inc.
88)      General Municipal Money Market Funds, Inc.
89)      General New York Municipal Bond Fund, Inc.
90)      General New York Municipal Money Market Fund


(b)

                                                                                                 Positions and
Name and principal                                                                               offices with
business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------


Thomas F. Eggers *                    Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
Stephen Burke *                       Executive Vice President                                   None
Charles Cardona *                     Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
Michael Millard **                    Executive Vice President and Director                      None
David K. Mossman **                   Executive Vice President and Director                      None
Jeffrey N. Nachman ***                Executive Vice President and Chief Operations Officer      None
William T. Sandalls, Jr. *            Executive Vice President                                   None
William H. Maresca *                  Chief Financial Officer  and Director                      None
James Book **                         Senior Vice President                                      None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      None
Joseph Connolly *                     Senior Vice President                                      Vice President
                                                                                                 and Treasurer
Joseph Eck +                          Senior Vice President                                      None
William Glenn *                       Senior Vice President                                      None
Bradley Skapyak *                     Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Jeffrey Cannizzaro *                  Vice President - Compliance                                None
John Geli **                          Vice President                                             None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President - Compliance                                None
Walter T. Harris *                    Vice President                                             None
Janice Hayles *                       Vice President                                             None
Hal Marshall *                        Vice President - Compliance                                None
Paul Molloy *                         Vice President                                             None
B.J. Ralston **                       Vice President                                             None
Theodore A. Schachar *                Vice President - Tax                                       None
James Windels *                       Vice President                                             Assistant
                                                                                                 Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None


*    Principal business address is 200 Park Avenue, New York, NY 10166.
**   Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***  Principal business address is 401 North Maple Avenue, Beverly Hills, CA 90210.
**** Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258
+    Principal business address is One Boston Place, Boston, MA 02108


Item 28.       Location of Accounts and Records
-------        --------------------------------

               1.     Mellon Bank, N.A.
                      One Mellon Bank Center
                      Pittsburgh, Pennsylvania 15258

               2.     Dreyfus Transfer, Inc.
                      P.O. Box 9671
                      Providence, Rhode Island 02940-9671

               3.     The Dreyfus Corporation
                      200 Park Avenue
                      New York, New York 10166

Item 29.       Management Services
-------        -------------------

               Not Applicable

Item 30.       Undertakings
-------        ------------

               None



                                  SIGNATURES
                                 ------------


      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 31st day of January, 2001.


                  DREYFUS LIFETIME PORTFOLIOS, INC.


           BY:   /s/Stephen E. Canter*
                 --------------------------------
                 Stephen E. Canter, PRESIDENT


           Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                           Title                        Date
--------------------------          ---------------------------        ---------


/s/Stephen E. Canter*                President (Principal               01/31/01
______________________________          Executive Officer)
Stephen E. Canter

/s/Joseph Connolly*                  Treasurer (Principal Financial     01/31/01
______________________________          and Accounting Officer)
Joseph Connolly

/s/ Joseph S. DiMartino*               Chairman of the Board            01/31/01
------------------------------
Joseph S. DiMartino

/s/Lucy Wilson Benson*                 Director                         01/31/01
------------------------------
Lucy Wilson Benson

/s/David W. Burke*                     Director                         01/31/01
-----------------------------
David W. Burke

/s/Martin D. Fife*                     Director                         01/31/01
-----------------------------
Martin D. Fife




/s/Whitney I. Gerard*                  Director                         01/31/01
-----------------------------
Whitney I. Gerard

/s/Arthur A. Hartman*                  Director                         01/31/01
----------------------------
Arthur A. Hartman

/s/George L. Perry*                    Director                         01/31/01
-----------------------------
George L. Perry

/s/Paul D. Wolfowitz*                  Director                         01/31/01
-----------------------------
Paul D. Wolfowitz

*BY:       /s/Robert R. Mullery
           --------------------------
           Robert R. Mullery,
           Attorney-in-Fact


                       DREYFUS LIFETIME PORTFOLIOS, INC.

                               INDEX OF EXHIBITS


(11)   Consent of Independent Auditors


                    Other Exhibits
  (a)  Power of Attorney

  (b)  Certificate of Secretary

  (c)  Code of Ethics